SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Investment Managers Series Trust
(Name of Registrant as Specified in Its Charter)

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STATE STREET/RAMIUS MANAGED FUTURES STRATEGY FUND

February 20, 2015

Dear Shareholder:

The shareholders of the State Street/Ramius Managed Futures Strategy Fund (the “Fund”) are being asked to approve the appointment of PGR Capital LLP (“PGR”) and QMS Capital Management LP (“QMS”) as new trading advisors for the Fund.

Ramius Trading Strategies LLC (“Ramius”) and SSgA Funds Management, Inc. (“SSgA FM”) are the investment advisor and sub-advisor to the Fund, respectively.  The Fund pursues its managed futures strategy primarily by investing up to 25% of its total assets in Ramius Trading Strategies MF Ltd., a wholly-owned Cayman Islands subsidiary of the Fund (the “Subsidiary”).  The Subsidiary invests the majority of its assets in limited liability companies or other business entities (each a “Trading Entity”) managed by various commodity trading advisors (each a “Trading Advisor”).

Under the proposed advisory structure, Ramius and SSgA FM would continue as the investment advisor and sub-advisor to the Fund, respectively, and each of the current Trading Advisors -- Aspect Capital Limited, Fulcrum Asset Management Ltd and Fulcrum Asset Management LLP (as sub-advisor), IPM Informed Portfolio Management AB, Lynx Asset Management AB and Winton Capital Management Limited -- would continue to serve as Trading Advisors for the Fund along with PGR and QMS.

The aggregate annual asset-based fee rate paid indirectly by the Fund (through the Trading Entities) to the Trading Advisors will decrease in connection with the proposed appointment of PGR and QMS as Trading Advisors.  This decrease will not affect the advisory fees paid to Ramius; however, effective January 1, 2015, Ramius reduced the Fund’s annual management fee from 1.60% to 1.35% of average daily net assets, and reduced the annual cap on total annual fund operating expenses for each class of the Fund by 20 basis points (to 1.90% for Class A shares and 1.65% for Class I shares).

The Fund is a series of Investment Managers Series Trust (the “Trust”).  In December 2014, upon the recommendation of Ramius and SSgA FM and after careful consideration, the Trust’s Board of Trustees approved the appointment of each of PGR and QMS as a new Trading Advisor for the Fund, effective shortly after the date such appointment is approved by a majority of the outstanding shares of the Fund.

The proposed appointment of PGR and QMS as new Trading Advisors for the Fund does not affect the Fund’s investment objectives, policies or restrictions, and shareholders are not being asked to approve any changes to the Fund’s investment objectives, policies or restrictions.

***********************

If you owned shares in the Fund as of the close of business on January 12, 2015, you are entitled to vote at the meeting.

The Board of Trustees has concluded that appointing each of PGR and QMS as a Trading Advisor to the Fund would serve the best interests of the Fund and its shareholders.  The Board of Trustees recommends that you vote FOR each proposal after carefully reviewing the enclosed materials.

Your vote is important.  Upon completing your review, please take a moment to sign and return your proxy card in the enclosed postage paid return envelope.  If we do not hear from you after a reasonable amount of time, you may receive a telephone call from us reminding you to vote your shares.  On behalf of the Board of Trustees, we thank you for your continued investment in the Fund.

Sincerely,

Maureen Quill
President
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STATE STREET/RAMIUS MANAGED FUTURES STRATEGY FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On March 20, 2015

A Special Meeting of Shareholders of the State Street/Ramius Managed Futures Strategy Fund (the “Fund”), a series of Investment Managers Series Trust (the “Trust), will be held on March 20, 2015, at 2:00 p.m., local time, at the office of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California  91740.  At the meeting, we will ask the shareholders of the Fund to vote on:

1.	The appointment of PGR Capital LLP as a new Trading Advisor for the Fund.

2.	The appointment of QMS Capital Management LP as a new Trading Advisor for the Fund.

3.	Any other matters that properly come before the meeting.

The Board of Trustees of the Trust has unanimously approved Proposals 1 and 2.  ACCORDINGLY, THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1 AND 2.  Please read the accompanying Proxy Statement for a more complete discussion of the Proposals.

Shareholders of the Fund of record as of the close of business on January 12, 2015, are entitled to notice of, and to vote at, the Fund’s Special Meeting or any adjournment thereof.

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR
PROXY PROMPTLY.

You are invited to attend the Special Meeting.  If you cannot do so, please complete and return in the enclosed postage paid return envelope the accompanying proxy, which is being solicited by the Board of Trustees of the Trust, as promptly as possible.  This is important for the purpose of ensuring a quorum at the Special Meeting.  You may revoke your proxy at any time before it is exercised by signing and submitting a revised proxy, by giving written notice of revocation to the Trust at any time before the proxy is exercised, or by voting in person at the Special Meeting.

By order of the Board of Trustees,

Maureen Quill
President
 January 26, 2015
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PROXY STATEMENT

STATE STREET/RAMIUS MANAGED FUTURES STRATEGY FUND

The Board of Trustees of Investment Managers Series Trust (the “Trust”) is sending this Proxy Statement to the shareholders of the State Street/Ramius Managed Futures Strategy Fund series of the Trust (the “Fund”) in connection with the solicitation of voting instructions for use at a special meeting of shareholders of the Fund (the “Meeting”) for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders.

This Proxy Statement is being mailed on or about February 20, 2015, to the shareholders of the Fund of record as of January 12, 2015 (the “Record Date”).  As of the Record Date, 399,877 Class A shares and 14,232,518 Class I shares of the Fund were issued and outstanding.  Shareholders of the Fund are entitled to one vote for each whole share held and fractional votes for fractional shares held on the Record Date. Information on shareholders who owned beneficially more than 5% of the shares of the Fund as of the Record Date is in Appendix A.  To the knowledge of the Trust, the executive officers and trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund and of the Trust as of the Record Date.

Important Notice Regarding Availability of Proxy Materials for the Meeting to be Held on March 20, 2015.  This Proxy Statement is available on the Internet at ___________.

INTRODUCTION

The Fund began operation on September 13, 2011.  Since the Fund’s inception, Ramius Trading Strategies LLC (“Ramius”) has served as the Fund's investment advisor.  Subject to the general supervision of the Board of Trustees of the Trust, Ramius is responsible for managing the Fund in accordance with the Fund’s investment objective and policies described in the Fund's current Prospectus.  As the Fund’s investment advisor, Ramius has the ability to delegate day-to-day portfolio management responsibilities to one or more sub-advisors, and in that connection is responsible for making recommendations to the Board of Trustees with respect to hiring, termination and replacement of any sub-advisor of the Fund.  Since September 15, 2014, SSgA Funds Management, Inc. (“SSgA FM”) has served as the sub-advisor to the Fund.

The Fund pursues its managed futures strategy primarily by investing up to 25% of its total assets in Ramius Trading Strategies MF Ltd., a wholly-owned subsidiary of the Fund formed under the laws of the Cayman Islands (the “Subsidiary”).  The Subsidiary is advised by Ramius, is sub-advised by SSgA FM, and has the same investment objective as the Fund.  The Subsidiary invests the majority of its assets in limited liability companies or other business entities (each a “Trading Entity” and collectively the “Trading Entities”), the trading of each of which is managed on a discretionary basis by a different third-party commodity trading advisor (a “Trading Advisor”) pursuant to such Trading Advisor’s commodity-related investment program (a “Managed Futures Program”).  Each Trading Entity is wholly owned by the Subsidiary and thus indirectly wholly owned by the Fund.

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Subject to Ramius’ oversight, SSgA FM monitors the performance of the Trading Advisors and the Trading Entities.  Subject to Ramius’ oversight, SSgA FM seeks to achieve the Fund’s investment objective by allocating and reallocating the Subsidiary’s assets among Trading Entities.  SSgA FM is not required to allocate or reallocate assets to all Trading Entities or to allocate assets evenly among the Trading Entities.  SSgA FM allocates the assets of the Subsidiary among the Trading Entities to provide exposure to Managed Futures Programs that SSgA FM believes to be complementary to one another and consistent with the aim of moderating risk by diversifying the Fund’s exposure to futures contracts and other derivative instruments across trading methodologies, trading time horizons, sectors and geography.

Each of the following Trading Advisors is currently directing the trading of a different Trading Entity pursuant to a Managed Futures Program:

•	Aspect Capital Limited
10 Portman Square, London W1H 6AZ, UK

•	Fulcrum Asset Management Ltd and Fulcrum Asset Management LLP (as sub-advisor)
Marble Arch House, 66 Seymour Street, London W1H 5BT, UK

•	IPM Informed Portfolio Management AB
Master Samuelsgatan 6, Stockholm, Sweden

•	Lynx Asset Management AB
Norrmalmstorg 12, Stockholm, Sweden

•	Winton Capital Management Limited
Grove House, 27 Hammersmith Grove, London W6 0NE, UK

Proposed Appointment of New Trading Advisors

At a meeting of the Trust’s Board of Trustees held on December 16 and 17, 2014, upon the recommendation of Ramius and SSgA FM and after careful consideration, the Board of Trustees approved the appointment of each of PGR Capital LLP (“PGR”) and QMS Capital Management LP (“QMS”) as a new Trading Advisor for the Fund as described in and in accordance with the terms of its respective Proposed Trading Advisory Agreement (as defined below), effective shortly after the date such appointment is approved by a majority of the outstanding shares of the Fund.

If the Board’s appointment of PGR and/or QMS as a Trading Advisor for the Fund is approved by a majority of the Fund’s outstanding shares, the following will occur:

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•	A new Trading Entity for each of PGR and/or QMS, as applicable, will be created.
•	The Trading Entity will enter into a trading advisory agreement (a “Proposed Trading Advisory Agreement”) with PGR or QMS, as applicable.
•	The Subsidiary will invest in the Trading Entity, which will be a wholly-owned subsidiary of the Subsidiary.

The Fund will obtain shareholder approval for each Proposed Trading Advisory Agreement prior to such Agreement becoming effective.

The proposed appointment of either of PGR or QMS as a new Trading Advisor for the Fund will not affect the Fund’s investment objectives, policies or restrictions, and shareholders are not being asked to approve any changes to the Fund’s investment objectives, policies or restrictions.  Ramius and SSgA FM will continue as the Fund’s investment advisor and sub-advisor, respectively, and each of the Fund’s current Trading Advisors will continue to manage its respective Trading Entity, subject to SSgA FM’s ability to reallocate the assets among the Trading Entities.

The aggregate annual asset-based fee rate paid indirectly by the Fund (through the Trading Entities) to the Trading Advisors will decrease in connection with the proposed appointment of PGR and QMS as Trading Advisors.  This decrease will not affect the advisory fees paid to Ramius; however, effective January 1, 2015, Ramius reduced the Fund’s annual management fee from 1.60% to 1.35% of average daily net assets, and reduced the annual cap on total annual fund operating expenses for each class of the Fund by 20 basis points (to 1.90% for Class A shares and 1.65% for Class I shares).

Ramius Investment Advisory Agreement

Ramius, located at 599 Lexington Avenue, New York, New York 10022, serves as the investment advisor to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”) dated as of September 13, 2011, which was approved by the Board on June 28-29, 2011, and by the initial shareholder of the Fund on September 12, 2011.  Pursuant to the Advisory Agreement, the Fund is obligated to pay Ramius an annual management fee equal to 1.60% of the Fund’s average daily net assets (which Ramius has decreased to 1.35% effective January 1, 2015) , subject to the Expense Caps (as defined below).  For the fiscal year ended December 31, 2014, the Fund paid Ramius $1,472,032 in net advisory fees.

Ramius has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any (i) expenses included in the “Subsidiary expenses, including Trading Entity expenses” line item in the “Fees and Expenses of the Fund” table set forth in the Fund’s prospectus, (ii) acquired fund fees and expenses, (iii) interest, (iv) taxes, (v) dividends on short positions, (vi) brokerage commissions, (vii) front-end or contingent deferred loads, (viii) expenses incurred in connection with any merger or reorganization and (ix) extraordinary expenses such as litigation expenses) do not exceed 2.10% and 1.85% of the average daily net assets of the Fund’s Class A and Class I shares, respectively (the “Expense Caps”).  The Expense Caps have been decreased to 1.90% and 1.65% for Class A and Class I shares, respectively, effective January 1, 2015.  This agreement is effective until April 30, 2016, and may be terminated before that date only by the Trust’s Board of Trustees.  Ramius is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it reimbursed for a period of three years from the date of the waiver or payment.

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SSgA FM Sub-Advisory Agreement

SSgA FM, located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as the sub-advisor to the Fund pursuant to the following sub-advisory agreements  (together the “Sub-Advisory Agreements”):

•	A sub-advisory agreement among Ramius, SSgA FM and the Trust on behalf of the Fund with respect to the portion of the Fund’s assets that is not invested in futures contracts or used as margin for Fund investments (the “Fixed Income Portfolio”), and
•	A sub-advisory agreement among Ramius, SSgA FM, the Trust on behalf of the Fund, and the Subsidiary with respect to the Fund’s investment program, including management of the assets of the Subsidiary and determination of the portion of the Fund’s assets to be allocated to the Subsidiary (collectively the “Investment Program”).

The Sub-Advisory Agreements are dated as of September 10, 2014, were approved by the Board on June 19, 2014, and by the shareholders of the Fund on September 10, 2014.  Under the Sub-Advisory Agreement with respect to the Investment Program, Ramius pays SSgA FM’s sub-advisory fees.  Under the Sub-Advisory Agreement with respect to the Fixed Income Portfolio, the Fund pays SSgA FM annual sub-advisory fees based on the following fee schedule: 0.0825% for the first $250 million of net assets, 0.0750% for the next $250 million and 0.0600% for net assets over $500 million.  For the period September 15, 2014, through December 31, 2014, the Fund paid $26,288 in sub-advisory fees to SSgA FM with respect to the Fixed Income Portfolio.

Trading Advisors

Each Trading Advisor advises its respective Trading Entity pursuant to a trading agreement between the Trading Entity and the Trading Advisor.  Pursuant to the terms of each Trading Entity’s respective trading agreement, each Trading Entity will pay its Trading Advisor a management fee based on the Trading Entity’s investment exposure (which Ramius expects will exceed the Trading Entity’s total assets, as described below) and may also pay its Trading Advisor a performance fee calculated as a percentage of the Trading Entity’s profits.

The Trading Entities use a form of leverage often referred to as “notional funding” - that is, the nominal trading level for a Trading Entity will exceed the cash deposited in its trading accounts. For example, if a Trading Entity’s Trading Advisor wants the Trading Entity to trade a $10,000,000 portfolio (the “nominal trading level”) the Trading Entity’s margin requirement may be $500,000. The Trading Entity can either deposit $10,000,000 to “fully fund” the account or deposit only a portion of the $10,000,000, provided that the amount deposited meets the account’s ongoing minimum margin requirements. The difference between the amount of cash deposited in the account and the nominal trading level of the account is referred to as notional funding. The use of notional funding (i.e., leverage) will increase the volatility of the Trading Entities. In addition, the leverage may make the Trading Entities subject to more frequent margin calls. However, additional funds to meet margin calls for a Trading Entity will be available only to the extent of that Trading Entity’s assets and may not be available from the Subsidiary or the Fund, or from any other Trading Entity.

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Each Trading Entity’s management fees are based on the nominal trading level and not the value of the cash or other assets held in the trading account, which will cause the management fee rate, as a percentage of the value of the assets in its trading account, to exceed the stated rate.  For illustration purposes only, assume a Trading Entity has assets of $50 million, is notionally funded and uses a nominal trading level of $200 million.  Assume further that the Trading Entity pays its Trading Advisor an annual management fee of 1.5% of the nominal account size, or $3,000,000. While the management fee represents 1.5% of the nominal account size ($200 million), the management fee represents 6% of the value of the assets ($50 million) in the Trading Entity’s trading account.  Each Trading Entity may also pay its Trading Advisor a performance-based fee that will generally be calculated on a basis that includes realized and unrealized appreciation of the Trading Entity’s assets.  A Trading Advisor with positive performance may receive performance-based compensation from the Trading Entity even if the Fund’s overall returns are negative.  Further, because performance fees are frequently calculated on a quarterly or semi-annual basis (or, in some cases, upon a withdrawal of capital), it is possible that a Trading Advisor could earn a performance fee in a year in which its overall performance for the whole year was negative.  For the year ended December 31, 2014, the management fee and performance fee, if any, paid to each Trading Advisor by its Trading Entity was equal to or less than 2% of the Trading Entity’s trading level and 20% of the Trading Entity’s net new trading profits (realized and unrealized), respectively.

PROPOSALS 1 AND 2:  APPOINTMENT OF PGR CAPITAL LLP AND QMS CAPITAL MANAGEMENT LP AS NEW TRADING ADVISORS FOR THE FUND

At an in-person meeting on December 16 and 17, 2014, the Board of Trustees of the Trust (the “Board”) considered the proposed appointment of PGR and QMS as new trading advisors for the Fund.  The Board, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), voted unanimously to approve each Proposed Trading Advisory Agreement for an initial two-year term, and to recommend approval of the appointment of each of PGR and QMS as a trading advisor to the shareholders of the Fund.

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The Proposed Trading Advisory Agreements

Under each Proposed Trading Advisory Agreement the Trading Advisor will manage on a discretionary basis the trading of its corresponding Trading Entity.  Each Trading Entity will pay its Trading Advisor a management fee based on the Trading Entity’s investment exposure (which Ramius expects will exceed the Trading Entity’s total assets).  Under the terms of the Proposed Trading Advisory Agreements, neither PGR nor QMS will be liable to the Trading Entity it manages or any other party for any acts or omissions, any error of judgment or for any losses, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Proposed Trading Advisory Agreement.

If approved by the shareholders of the Fund, a Proposed Trading Advisory Agreement would continue in force for a period of two years after the effective date of the Agreement (which will be no earlier than the date the Agreement is approved by the shareholders of the Fund), unless sooner terminated as provided in the Agreement. The Proposed Trading Advisory Agreement would continue in force from year to year thereafter so long as it is specifically approved at least annually in the manner required by the 1940 Act.

Each Proposed Trading Advisory Agreement would automatically terminate in the event of its assignment (as defined in the 1940 Act), or upon the dissolution and winding up of the respective Trading Entity to which it relates.  Each Proposed Trading Advisory Agreement could be terminated at any time by the Trading Entity (which would effect such termination upon instruction to do so by the Board of Trustees of the Trust) without the payment of any penalty upon 30 days’ prior written notice; by the Trading Advisor on 60 days’ prior written notice; or by either the Trading Advisor or the Trading Entity upon ten days’ prior written notice to the other party following the occurrence of a material breach of the Agreement by the other party that has not been cured within a reasonable period.

Forms of the Proposed Trading Advisory Agreements are attached to this Proxy Statement as Appendix B.

Consideration of Proposed Trading Advisory Agreements

In advance of the meeting, the Board received information about the Fund and each Proposed Trading Advisory Agreement from Ramius, PGR and QMS, as well as from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of PGR and QMS; information regarding the background and experience of relevant personnel who would be providing services to the Fund through the Trading Entities;  reports of the relative performance over various time periods of certain accounts managed by PGR and QMS using the investment strategies similar to those they would use in managing the assets of their respective Trading Entities;  information about fees charged by PGR and QMS to other clients; and information about PGR’s and QMS’ policies and procedures, including their compliance manuals and brokerage and trading procedures.  The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of each Proposed Trading Advisory Agreement.

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In approving each Proposed Trading Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

The Board reviewed the performance returns for periods ended October 31, 2014, of certain accounts managed by PGR and QMS using strategies similar to those they would use to manage the assets of their corresponding Trading Entities.  The Board observed that the returns of the PGR accounts exceeded the returns of the Barclays CTA Index in 2013, 2011, 2010, and 2009, although the PGR accounts had underperformed relative to the Index in 2014 (by one basis point) and 2012 (by 1,280 basis points).  The Board also observed that the returns of the PGR accounts had exceeded the return of the S&P 500 Index in 2011, but were less than the returns of the Index for every other year since 2009 (by a range of one basis point to 3,050 basis points).  In considering PGR’s performance, the Board considered explanations by Ramius and SSgA FM that PGR uses a trend-following investment strategy; that the period since PGR’s inception in 2009 had been a relatively difficult period for such strategies; and that the Barclays CTA Index is a more meaningful benchmark than the S&P 500 Index for measuring the performance of the PGR accounts.

With respect to QMS, the Board observed that the returns of the QMS accounts exceeded the returns of the Barclays CTA Index in 2013, 2012 and 2011, although the returns of the accounts were less than the returns of the Index in 2014 and 2010 (by 220 basis points and 130 basis points, respectively). The Board also observed that the returns of the QMS accounts exceeded the returns of the S&P 500 Index in 2011, but were less than the returns of the Index for every other year since 2010 (by a range of 500 basis points to 950 basis points).  In considering the performance of the QMS accounts, the Board noted that Ramius and SSgA FM considered the Barclays CTA Index to be a more meaningful benchmark than the S&P 500 Index for measuring such performance.

The Board also considered the overall quality of services proposed to be provided by each of PGR and QMS to its respective Trading Entity.  In doing so, the Board considered the specific responsibilities each of PGR and QMS would have for management of the Trading Entity as well as the qualifications, experience and responsibilities of the personnel who would be involved in the activities of the Trading Entity.  The Board also considered the overall quality of PGR’s and QMS’ organizations and operations and their compliance structures.  Based on its review, the Board and the Independent Trustees concluded that each of PGR and QMS had sufficient quality and depth of personnel, resources and investment methods necessary to perform its duties to its Trading Entity under its Proposed Trading Advisory Agreement.  The Board and the Independent Trustees also concluded that, based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services expected to be provided by each of PGR and QMS to its Trading Entity would be satisfactory.

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In addition, the Board considered its familiarity with the overall quality of the oversight services provided by Ramius and SSgA FM to the Fund in monitoring the activities of the current Trading Advisors, and the Board and Independent Trustees concluded that the nature, quality and extent of such services provided with respect to PGR and QMS would be satisfactory.

Fees and Economies of Scale

The Board reviewed information regarding the fees to be charged by each of PGR and QMS with respect to its Trading Entity, and observed that such fees were reasonable and consistent with the fees charged by the Trading Advisors to other Trading Entities and by PGR and QMS to their other clients.  The Board and the Independent Trustees concluded that the compensation payable to each of PGR and QMS under its Proposed Trading Advisory Agreement was fair and reasonable in light of the nature and quality of the services it was expected to provide to its Trading Entity.

The Board also considered the potential benefits received by each of PGR and QMS as a result of its relationship with the Fund other than the fees paid to it, including research services that may be made available to it by broker-dealers or commodity futures merchants providing execution services for the Trading Entity it manages, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.  They also noted that although the proposed trading advisory fees did not include fee breakpoints, the asset levels of the Fund were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that approval of each Proposed Trading Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved each Proposed Trading Advisory Agreement.

Information Regarding PGR Capital LLC

PGR is registered with the Commodity Futures Trading Commission as a commodity trading advisor and is ultimately owned by owned by its principals, Nigel Gent, Peter Rogers, Edward Pyke and Casey Grylls. As of January 1, 2015, the trading level of PGR was approximately £242.27 million.

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The names and principal occupations of each principal executive officer and director of PGR are listed below.  Unless otherwise noted, the address of each person listed is PGR Capital LLP, Liberty House, 222 Regent Street, London W1B 5TR, United Kingdom.

Name	Principal Occupation
Casey Bow Henry Vere Grylls	Partner, Business Development
Edward Aubone Pyke	Partner, Research and Risk
Nigel David Gent	Partner, CIO
Peter Edward Rogers	Partner, Research and Execution
Susanna Catherine Mary Greeley	Compliance Officer

PGR has indicated that it does not serve as investment advisor or sub-advisor to any other registered fund with the same investment objective as the Fund.

Information Regarding QMS Capital Management LP

QMS is registered with the Commodity Futures Trading Commission as a commodity trading advisor and with the Securities and Exchange Commission as an investment advisor.  QMS is ultimately owned by owned by its principal executive officers, Michael Brandt, Peter Nolan, Adil Nathani, Daryl Caldwell, William Schwartz and Richard O’Brien. The trading level of QMS was approximately $896 million as of December 31, 2014.

The names and principal occupations of each principal executive officer and director of QMS are listed below.  Unless otherwise noted, the address of each person listed is 240 Leigh Farm Road, Durham, North Carolina 27707.

Name	Principal Occupation
Michael Brandt	Chief Investment Officer
Adil Nathani	Chief Financial Officer/Chief Risk Officer
Peter Nolan	Head of Business Development
Richard O’Brien	Head of Trading
Daryl Caldwell	Head of Portfolio Construction
William Schwartz	General Counsel, Chief Compliance Officer, Chief Operating Officer

QMS has indicated that it does not serve as investment advisor or sub-advisor to any other registered fund with the same investment objective as the Fund.

Required Vote

Each Proposal requires approval by the vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act.  This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the Fund’s shares then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.  If either Proposal is not approved, the Proposed Trading Advisory Agreement which is the subject of that Proposal will not become effective.  In that event, Ramius and the Board of Trustees will take appropriate action with respect to management of the Fund, which may include but is not limited to appointment of another entity or entities to serve as a trading advisor for the Fund (which would also require shareholder approval).

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THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND APPOINT EACH OF PGR AND QMS AS A TRADING ADVISOR FOR THE FUND.

VOTING PROCEDURES

How to Vote

This Proxy is being solicited by the Board of Trustees of the Fund.  You can vote by mail or in person at the Meeting.

To vote by mail, sign and send us the enclosed Proxy voting card in the postage paid return envelope provided.  If you vote by Proxy, you can revoke your Proxy by notifying the Secretary of the Trust in writing, or by returning a Proxy with a later date.  You also can revoke a Proxy by voting in person at the Meeting.  Even if you plan to attend the Meeting and vote in person, please return the enclosed Proxy card.  This will help us ensure that an adequate number of shares are present at the Meeting.

Proxy Solicitation

The Fund will bear the expenses incurred in connection with preparing this Proxy Statement.  In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of Ramius, without additional compensation, may solicit proxies in person or by telephone.  AST Fund Solutions LLC has also been engaged to assist in the solicitation of proxies, at an estimated cost of $10,000. Ramius and SSgA FM will pay all of the costs of AST Fund Solutions LLC.

Quorum and Voting Requirements

The presence in person or by proxy of one third of the outstanding shares of the Fund entitled to vote will constitute a quorum for the Meeting.  If a quorum is not present, sufficient votes are not received by the date of the Meeting, or the holders of shares present in person or by proxy determine to adjourn the Meeting for any other reason, a person named as proxy may propose one or more adjournments from time to time to permit further solicitation of proxies.  The Fund will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the person entitled to vote, and the broker or nominee does not have discretionary voting power on the matter) as shares that are present and entitled to vote for purposes of determining a quorum.  A majority of shares of the Fund represented at the meeting can adjourn the Meeting.  The persons named as proxies will vote in favor of adjournment those shares of the Fund which they represent if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal.  “Broker non-votes” and abstentions will have the effect of votes against adjournment.

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The Fund will count the number of votes cast “for” approval of each proposal to determine whether sufficient affirmative votes have been cast with respect to the proposal.  Assuming the presence of a quorum, abstentions and broker non-votes have the effect of negative votes.

Information Regarding the Officers and Trustees of the Trust

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Ramius, PGR or QMS.  In addition, since December 31, 2012, no Trustee has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which Ramius, PGR or QMS, any of their parents or subsidiaries, or any subsidiaries of a parent of any such entities, was or is to be a party.

GENERAL INFORMATION

The principal executive offices of the Trust are located at 235 West Galena Street, Milwaukee, Wisconsin 53212.  Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, serves as the Trust’s co-administrator, and UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as the Trust’s other co-administrator and as the Trust’s transfer agent and fund accountant.  The Trust’s principal underwriter is IMST Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.  UMB Bank National Association, 928 Grand Blvd, 5th Floor, Kansas City, Missouri 64106, serves as the custodian for the portfolio securities, cash and other assets of the Trust.  Counsel to the Trust and the Independent Trustees is Morgan, Lewis & Bockius LLP, 355 South Grand Avenue, Suite 4400, Los Angeles, California 90071.

The Trust will furnish, without charge, a copy of the most recent annual report and semi-annual report to shareholders of the Fund upon request, once those reports become available. Requests for such reports should be directed to the State Street/Ramius Managed Futures Strategy Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-877-6RAMIUS (1-877-672-6487).

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Submission of Proposals for Next Meeting of Shareholders

The Fund does not hold shareholder meetings annually. Any shareholder who wishes to submit a proposal to be included in the Fund’s proxy statement and form of proxy card for the Fund’s next meeting of shareholders should send the proposal to the Fund so that it will be received within a reasonable time before the Fund begins to print and mail its proxy materials relating to such meeting.

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APPENDIX A

Shareholders Owning Beneficially or of Record More than 5%
of the State Street/Ramius Managed Futures Strategy Fund

Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned as of ___________, 201_

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APPENDIX B

ADVISORY AGREEMENT

between

RTS PGR TE LLC

and

PGR Capital LLP

 [2015]

_______________

Schedule 1 – List of Commodity Interests	S-1-1
Schedule 2 – PGR Capital Trend Program	S-2-1
Appendix A – Commodity Trading Authority	A-1
Appendix B – Fees	B-1
Exhibit A – Code of Ethics	Ex A-1

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ADVISORY AGREEMENT

THIS ADVISORY AGREEMENT (the “Agreement”) is made as of this [__] day of [__] 2015, between RTS PGR TE LLC, a Delaware limited liability company (the “Trading Entity”) and PGR Capital LLP, a limited liability partnership registered in England and Wales (the “Trading Advisor”).

W I T N E S S E T H:

WHEREAS, the Trading Entity has been formed in order to trade, buy, sell or otherwise acquire, hold or dispose of futures contracts for commodities, fixed income indices and fixed income securities, equity indices and currencies, rights pertaining thereto and engage in all activities incident thereto (the foregoing forms of investment being collectively referred to herein as “commodity interests”) under the direction of the Trading Advisor;

WHEREAS, the Trading Entity is wholly-owned by Ramius Trading Strategies MF Ltd, a company formed under the laws of the Cayman Islands (the “Subsidiary”), in its capacity as the sole member and member manager of the Trading Entity;

WHEREAS, the Subsidiary is wholly-owned by Ramius Trading Strategies Managed Futures Fund, an open-end management investment company (the “Registered Fund”) registered under the U.S. Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “1940 Act”);

WHEREAS, Ramius Trading Strategies LLC, a Delaware limited liability company (“Ramius”), an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940 (as amended and together with the rules and regulations thereunder, the “Advisers Act”), has been appointed as the investment adviser to the Subsidiary and the Registered Fund;

WHEREAS, the Trading Advisor is engaged in the business of, among other things, making trading decisions on behalf of clients in the purchase and sale of certain commodity interests;

WHEREAS, the Trading Entity desires that the Trading Advisor, upon the terms and conditions set forth herein, act as the trading advisor for the Trading Entity, making commodity interests investment decisions for the Trading Entity on a discretionary basis;

WHEREAS, the Trading Advisor is willing to manage the Trading Entity’s commodity interests trading; and

WHEREAS, upon the execution of this Agreement, the Trading Entity will promptly establish a trading account (the “Futures Account”) in the name of the Trading Entity at Morgan Stanley & Co. LLC (the “FCM”) to carry the Trading Entity’s Exchange-Traded Positions (as defined below) and hold cash, securities and similar investments of the Trading Entity necessary to effect transactions in such Exchange-Traded Positions (such necessary cash, securities and similar investments, together with Exchange-Traded Positions, “FCM Assets”) and (ii) the Trading Entity has, or will establish, an account (the “FX Account” and, together with the Futures Account, the “Accounts”) that will carry the Trading Entity’s foreign currency positions that are not Exchange-Traded Positions, including over-the-counter deliverable and non-deliverable forwards (such currency positions, “FX Assets”).  “Exchange-Traded Positions” means commodity futures contracts, options on commodity futures contracts, and options on physical commodities traded on or subject to the rules of (i) any contract market designated for trading such transactions under the Commodity Exchange Act, as amended, and the rules and regulations promulgated by the Commodity Futures Trading Commission (the “CFTC”) thereunder (collectively, the “CEA”) or (ii) any board of trade or exchange outside the United States, as contemplated in Part 30 of the CFTC’s regulations under the CEA.

NOW, THEREFORE, the parties hereto do hereby agree as follows, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in entering into this Agreement the parties intend to be legally bound:

1.	Undertakings of the Parties.

(a)	Undertakings of the Advisor.

(i)                Performance Information.  During the term of this Agreement, the Trading Advisor, at its own expense, shall provide the Trading Entity with the performance information of PGR Capital Systematic Strategies (the “Flagship Fund”) which shall be provided in a monthly report (the “Monthly Report”) issued in respect of the Flagship Fund normally within ten (10) Business Days following the last Business Day of each month.  The Monthly Report shall contain the following information relating to the prior month (i) an analysis of the performance and the net asset value of the Flagship Fund over the prior month;; and (iii) the total assets under management using the same strategy or a similar strategy as the Flagship Fund, together with the total assets under management managed by the Trading Advisor.  Upon reasonable request by the Trading Entity, the Trading Advisor shall provide such relevant documents evidencing information contained in the Monthly Report.

The Trading Advisor shall utilize its best efforts to provide the Trading Entity with the same information the Trading Advisor provides to all investors of the Flagship Fund on or about the same date that it provides such information to the Flagship Fund investors.

For the purposes of this Agreement, “Business Day” means any day on which commercial banks and foreign exchange markets settle payments and are open for general business in New York.

(ii)                 Reportable Events.  The Trading Advisor shall disclose to the Trading Entity as soon as reasonably practicable on becoming aware of any of the following:

(A)	the departure, death or declaration of incompetence due to a physical, mental or emotional condition of Casey Grylls, Nigel Gent, Peter Rogers and Edward Pyke (each, a “Key Employee”);

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(B)	the conviction of or pleading of nolo contendere by any of the Trading Advisor’s Key Employees of or to any felony crime involving fraud or dishonesty or any formal proceedings that are brought alleging that any such person committed any felony crime involving fraud or dishonesty;

(C)	the commencement of any proceedings, inquiries, investigations (other than routine or industry-wide (sweep) investigations), enforcement actions, reprimands or settlements by or with any regulatory authorities against the Trading Advisor or any Key Employee alleging any conduct that would constitute gross negligence, reckless or fraudulent conduct or a material violation of Applicable Law (as defined below);

(D)	if a regulator imposes sanctions on the Trading Advisor, the Flagship Fund or any Key Employee due to breach of any rule or regulation or other law or if an injunction is obtained against the Trading Advisor, the Flagship Fund or any Key Employee that (i) is based on allegations of the commission of a felony crime involving fraud or dishonesty or (ii) would have a materially adverse effect on the Trading Advisor’s ability to perform its services hereunder;

(E)	the bankruptcy or insolvency of the Trading Advisor or any Key Employee which, in the case of a Key Employee, would have a materially adverse effect on the Trading Advisor’s ability to perform its services hereunder;

(F)	any material adverse change in the financial condition of the Trading Advisor that would have a materially adverse effect on the Trading Advisor’s ability to perform its services hereunder,

(G)	any material inadvertent deviation from the Trading Entity’s trading program;

(H)	any material breach by the Trading Advisor of this Agreement;

(I)	a decrease of 10% or more of total assets under management of the Trading Advisor over any 30-day period (i.e., a decrease in assets under management of 10% or greater on a rolling 30-day period); and

(J)	the departure of any employee that is not a Key Employee.

(iii)              Should the Flagship Fund trigger a gate, suspend redemptions or suspend the calculation of its net asset value, the Trading Advisor shall inform the Trading Entity on or about the date that it informs the investors in the Flagship Fund.

(iv)              Access to Books and Records.  Upon reasonable notice to the Trading Advisor and at its own expense, the Trading Entity and its designees shall have the right to have access to the Trading Advisor’s offices during normal business hours in order to inspect any or all books and records related to the Trading Entity or the Flagship Fund (in each case, subject to such restrictions as the Trading Advisor may reasonably deem necessary or advisable so as to preserve the confidentiality of proprietary information with respect to clients and investors other than those who access the Trading Advisor through the Trading Entity).  Upon termination of this Agreement and upon reasonable request by the Trading Entity, the Trading Advisor will provide to the Trading Entity copies of any and all books and records relating to the Trading Entity maintained by the Trading Advisor and necessary for the Trading Entity, the Subsidiary or the Registered Fund to comply with any applicable governmental, regulatory and self-regulatory laws, rules or regulations.

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(v)              Most Favored Nation.  To the extent that any MFN Investor (as defined below) invests in any investment vehicle or account managed or advised by the Trading Advisor or any affiliate thereof through which the PGR Trend Program or a strategy that is the same as or substantially similar to the PGR Trend Program is available for investment, either currently or in the future (a “PGR Trend Vehicle”) and the Trading Advisor or an affiliate thereof agrees (orally or in writing), to permit such MFN Investor to invest or maintain its investment in the PGR Trend Vehicle with fees that are less than those charged to the Trading Entity as set forth herein, the Trading Advisor shall notify the Trading Entity thereof as promptly as reasonably practicable following the Trading Advisor’s agreement with such MFN Investor.  An “MFN Investor” means any investor other than (i) the Trading Advisor and its employees and affiliates, and (ii) any investor that has invested in any fund or account managed by the Trading Advisor or its affiliates prior to the date hereof.

(b)             Undertakings of the Trading Entity.

(i)              Reportable Events.The Trading Entity shall disclose to the Trading Advisor as soon as reasonably practicable (and subject to any applicable confidentiality obligations) on becoming aware of any of the following:

(A)            the termination of any investment management or investment advisory agreement between the Trading Entity, the Subsidiary or the Registered Fund, on the one hand, and Ramius, on the other hand;

(B)            the conviction of or pleading of nolo contendre by any of the Trading Entity’s, the Subsidiary’s or the Registered Fund’s officers and directors, or of Ramius of or to any felony crime involving fraud or dishonesty or any formal proceedings that are brought alleging that any such person committed any felony crime involving fraud or dishonesty that would have a materially adverse effect on the Trading Entity’s ability to perform its obligations hereunder;

(C)            the commencement of any proceedings, inquiries, investigations (other than routine or industry-wide (sweep) investigations), enforcement actions, reprimands or settlements by or with any regulatory authorities against the Trading Entity, the Subsidiary, the Registered Fund, or any of their respective officers and directors alleging any conduct that would constitute gross negligence, reckless or fraudulent conduct;

(D)            if a regulator imposes sanctions on the Trading Entity, the Subsidiary or the Registered Fund due to breach of any rule or regulation or other law or if an injunction is obtained against the Trading Entity, the Subsidiary or the Registered Fund;

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(E)            the bankruptcy or insolvency of the Trading Entity, the Subsidiary, the Registered Fund or Ramius;

(F)            any material adverse change in the financial condition of the Trading Entity, the Subsidiary or the Registered Fund;

(G)            the termination, replacement or notice of resignation of the independent audit firm of any of the Trading Entity, the Subsidiary or the Registered Fund; and

(H)            any material breach by the Trading Entity of this Agreement.

2.                Duties of the Trading Advisor.

(a)             Trading for the Trading Entity.  The Trading Advisor shall act as a trading advisor and will trade commodity interests for the Trading Entity pursuant to the terms and conditions of this Agreement.  If and when the Trading Entity makes an initial deposit in the Accounts, the Trading Entity will make an initial deposit of an amount sufficient to trade the PGR Trend Program at a Trading Level of at least $[______] in the Accounts to be traded by the Trading Advisor.

The Trading Advisor shall conduct all of the Trading Entity’s trading activity through the Accounts.

The Trading Advisor and the Trading Entity agree that in managing the Trading Entity, the Trading Advisor shall, as far as reasonably and commercially practicable (taking into account the liquidity, transferability and minimum denominations of the assets as well as any relevant regulatory restrictions applicable to the investments in the Trading Entity), implement a customized trading program (the “PGR Trend Program”), which is a modified version of the trading program implemented via the Flagship Fund (the “Trading Program”) and is described in further detail in Schedule 2. The Trading Entity shall be invested in the instruments and markets described in Schedule 1.  The Trading Advisor will seek to generate profits for the Accounts, but makes no assurance that the Accounts will be profitable or not incur losses.

The Trading Advisor shall have sole and exclusive authority and responsibility for directing the Trading Entity’s trading, subject to the Trading Entity’s authority to intervene or unwind trades (i) if the Trading Entity or its designees shall deem that doing so is necessary or advisable for the protection of the Trading Entity or (ii) to the extent necessary (a) to fund any distributions or withdrawals from the Trading Entity; (b) to pay the Trading Entity’s expenses; and/or (c) to comply with speculative position limits; provided, however, that prior to exercising any right to intervene or unwind pursuant to the foregoing clauses (ii)(a) or (ii)(b), the Trading Entity or its designees will provide the Trading Advisor with at least one (1) Business Day’s written notice.  The Trading Advisor shall have no liability for the results of any action of the Trading Entity in exercising its right to intervene or unwind a trade; provided that, upon reasonable notice from the Trading Entity that the Trading Advisor is to resume management of the Accounts, Section 14 shall apply to the Trading Advisor’s subsequent actions and omissions.

The Trading Advisor shall give the Trading Entity no less prior written notice of any proposed material change in the Trading Program or the manner in which trading decisions are to be made or implemented than it gives to investors in the Flagship Fund.  The addition and/or deletion of commodity interests from the Trading Entity’s portfolio managed by the Trading Advisor shall not be deemed a change in the Trading Advisor’s trading approach and prior written notice to the Trading Entity shall not be required therefore, except as set forth in Section 2(b) below.

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The Trading Advisor shall invest and reinvest the assets of the Trading Entity pursuant to the terms of this Agreement and shall discharge its obligations with respect to the Trading Entity (i) in accordance with all applicable governmental, regulatory and self-regulatory laws, rules and regulations (collectively, “Applicable Law”), including, if applicable, the CEA, (ii) in the best interest of the Trading Entity, without in any way dealing with the assets of the Trading Entity in the Trading Advisor’s own interest or for the Trading Advisor’s own account, and (iii) with the care, skill, prudence and diligence that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims and with the same care, skill, prudence and diligence that the Trading Advisor uses in managing the assets of any other account or entity (including its own proprietary accounts).

The Trading Advisor shall be entitled to rely on directions, instructions and other communications from the Trading Entity.

(b)            List of Commodity Interests Traded by the Trading Advisor.

As stated above, Schedule 1 attached hereto provides a complete list of types of commodity interests which are part of the Trading Program.  When trading on the Trading Entity’s behalf, the Trading Advisor shall only trade in interests on such list (as amended pursuant to the immediately following sentence).  The addition of types of commodity interests available for investment by the Trading Entity pursuant to this Agreement shall require 10 business days’ prior written notice to the Trading Entity.  The Trading Entity may, in its sole discretion, waive the notice period in writing in select cases at the request of the Trading Advisor.

(c)              Capacity; Speculative Position Limits.

(i)            To the extent that the Trading Advisor’s trading is subject to speculative position limits or other comparable capacity limitations, the Trading Advisor agrees that it shall, for a period of 24 months beginning on the date of this Agreement, reserve for the Trading Entity a capacity equal to a Trading Level (as defined below) of $[______] such that the Trading Entity’s allocation to the Trading Advisor up to such amount would be unrestricted during such period.  The Trading Advisor also agrees to consult with the Trading Entity in the event that, notwithstanding the undertaking in the preceding sentence, the Trading Advisor believes that speculative position limits or comparable capacity restrictions may materially affect the Trading Advisor’s strategy on behalf of the Trading Entity.

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(ii)            If the Trading Advisor (either alone or aggregated with the positions of any other person, if such aggregation shall be required by the CEA, the CFTC or any other regulatory authority having jurisdiction) shall exceed or be about to exceed applicable speculative position limits in any commodity interest traded for the Trading Entity, the Trading Advisor shall seek to allocate transaction orders equitably between the Accounts and the other accounts and clients the Trading Advisor manages.

(d)              No Authority to Invest Assets Other Than Commodity Interests.  The Trading Entity and not the Trading Advisor, shall have the sole and exclusive authority and responsibility with regard to the investment, maintenance and management of the Trading Entity’s assets other than commodity interests; provided, that the Trading Advisor shall have responsibility for coordinating the sweep of account balances denominated in currencies other than U.S. dollars into U.S. dollar-denominated accounts no less frequently than semi-monthly.  For the avoidance of doubt, the Trading Advisor shall not trade in any “security” (as defined in Section 202(a)(18) of the Advisers Act) on behalf of the Trading Entity.

(e)              Trading Authorization.  Prior to the Trading Entity’s commencing operations, the Trading Entity shall deliver to the Trading Advisor a trading authorization in the form of Appendix A hereto appointing the Trading Advisor as an agent of the Trading Entity and attorney-in-fact for such purpose.

(f)               Delivery of Disclosure Documents and Reports.  The Trading Advisor shall, during the term of this Agreement, deliver to the Trading Entity copies of all disclosure documents and reports to investors, if any, prepared by the Trading Advisor or any agent of the Trading Advisor or the Flagship Fund and relating to the Flagship Fund on or about the date that it supplies such documents to investors in the Flagship Fund with the exception of documents prepared specifically at the request and for the usage of an individual investor in the Flagship Fund. The Trading Entity, and the Trading Advisor acknowledge that the information is confidential information for the purposes of Section 27 below.

(g)              Trade Reconciliations and Trade Errors.  The Trading Advisor acknowledges its obligation to review its commodity interest positions on each Business Day.  All trades are monitored by the Trading Advisor through its trading function in order to minimize the occurrence of trades placed in error (“Trade Error”).  The Trading Advisor handles any Trade Error in the same manner as it handles all ordinary trades, i.e., the trades are allocated to the respective account(s) for each trade in accordance with the algorithm for allocation used by the Trading Advisor from time to time.  Any identified Trade Error will be corrected by the Trading Advisor as soon as reasonably may be expected.  In the event of a Trade Error, it shall be a matter of the Trading Advisor’s discretion whether or not to retain that position but subject always to the Trading Advisor’s obligation to manage the Accounts in accordance with the terms of this Agreement.

(h)               Trade Information.  The Trading Advisor shall use reasonable efforts to provide trade information to the Trading Entity’s administrator by electronic file by 5:30 p.m. Eastern Time on the date of any trade made on behalf of the Trading Entity, provided, that, to the extent trade information cannot be provided in complete form by 5:30 p.m. Eastern Time, trade information may be provided in two files, with the first provided by 5:30 p.m. Eastern  Time and the second provided by 6:15 p.m. Eastern Time.

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(i)                No Guarantee of Profits.  The Trading Entity specifically acknowledges that, in agreeing to manage the Trading Entity, the Trading Advisor is in no respect making any guarantee of profits or protections against loss.

(j)                Investment Activities; Trade or Business.  In carrying out its duties under this Agreement, the Trading Advisor shall have regard to any tax matter to which an investment advisor would give regard in the proper discharge of its duties and shall use all reasonable efforts to comply with any advice received from the Trading Entity which addresses steps that should be taken by it to limit the risk of the Trading Entity being treated as engaged in the conduct of a trade or business in the United States for purposes of the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) that are applicable to non-U.S. persons.  Without limiting the generality of the foregoing, the Trading Advisor agrees to use its reasonable best efforts to engage in transactions within the United States (including transactions effected through agents within the United States) with respect to commodity interests (including hedging transactions) involving the Trading Entity only if the commodities are of a kind customarily dealt in on an organized commodity exchange and if the transaction is of a kind customarily consummated at such place, within the meaning of Section 864(b) of the Code and the U.S. Treasury regulations promulgated thereunder.

(k)               Cross Transactions.  The Trading Advisor shall engage in cross transactions involving the Trading Entity only upon notice to, and with the written consent of, the Trading Entity, which consent shall not be unreasonably withheld.

3.                 Disclosures; Use of Name, Logo and/or Trademark.

(a)              Notwithstanding Section 25 hereof, the Trading Advisor agrees (i) that the Trading Entity, the Registered Fund, and their respective designees shall have the right to include in the Registered Fund’s registration statement on Form N-1A (“Registration Statement”), investor or prospective investor reports or other similar material (collectively with the Registration Statement, “Investor Materials”), and the Trading Advisor shall to the extent reasonably practicable provide, the name of and general description of the Trading Advisor and its portfolio managers, its trading performance and related disclosures and statistics (with respect to the Trading Program and, if available, the Trading Entity), the name of and general description of the Flagship Fund and the risk factors and conflicts of interest related thereto, and such other information necessary to comply with any applicable governmental, regulatory and self-regulatory laws, rules or regulations, (ii) to otherwise reasonably cooperate with the Trading Entity, the Registered Fund, and their respective designees in preparing any Investor Materials and any documents filed pursuant to any applicable governmental, regulatory and self-regulatory laws, rules or regulations, (iii) to provide such other information to the Trading Entity, the Registered Fund, and their respective designees as they may reasonably request in connection with any due diligence or other investigation which may be conducted at any time and from time to time, and (iv) to provide the Trading Entity with a copy of the Trading Advisor’s Disclosure Document (if any) and Part 2 of its Form ADV (if any), and promptly provide the Trading Entity with a copy of any amendments or updates thereto.  If, after any Investor Materials shall have been filed, used or distributed, the Trading Advisor becomes aware of any materially untrue or, in light of the circumstances under which such statements are made, misleading statement of fact, or any omission of a material fact required to be stated, in any Investor Materials, the Trading Advisor shall promptly inform the Trading Entity and reasonably cooperate with the Trading Entity, the Registered Fund, and their respective designees in the preparation of any necessary amendments or supplements to any such Investor Materials.  None of the Trading Advisor, its affiliates and its and their respective principals, managers, members, partners, directors, officers, shareholders, employees, agents or other applicable representatives and controlling persons (collectively, the “Trading Advisor Affiliates”) shall use, publish, circulate, or distribute any Investor Materials or any related solicitation material nor engage in any marketing, sales or promotional activities in connection with the offering of shares in the Registered Fund, the Subsidiary or the Trading Entity, unless authorized to do so by the Trading Entity in writing.

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(b)              For so long as the Trading Advisor serves as trading advisor to the Trading Entity, Trading Advisor does not object to the Trading Entity, the Registered Fund and their respective designees using the name, logo or trademark(s) of the Trading Advisor.  For so long as the Trading Advisor serves as trading advisor to the Trading Entity, the Trading Entity, the Registered Fund and their respective designees may (with prior written approval by the Trading Advisor of the form of any such use) use the name, logo and/or trademark(s) of the Trading Advisor for the purpose of indicating that the Trading Advisor is trading assets on behalf of the Trading Entity including in the Investor Materials.  Notwithstanding the foregoing, upon termination of this Agreement, the Trading Entity, the Registered Fund and their respective designees shall to the extent possible (i) promptly discontinue its use of the name, logo or trademark(s) of the Trading Advisor, except as necessary during the liquidation process, and (ii) cease any distribution of information and documentation to potential investors (relating to the Registered Fund or otherwise) which makes any reference to the Trading Advisor; provided that, if the name, logo or trademark(s) of the Trading Advisor is required by any applicable governmental, regulatory and self-regulatory laws, rules or regulations to be contained in Investor Materials following such termination, then the consent to use the name provided herein shall survive to the extent, and so long as, necessary for compliance with such law.

(c)              The Trading Advisor shall not use the name, logo or trademark(s) of the Trading Entity, the Subsidiary, the Registered Fund or any of their respective affiliates without the prior written consent of the Trading Entity.  In addition, the Trading Advisor shall not use any such name, logo or trademark(s) or any other information in any way that might be deemed to violate or cause the Trading Entity, the Subsidiary, the Registered Fund or any of their respective affiliates to be deemed to have violated the Securities Act of 1933, as amended, the rules and regulations thereunder or any other applicable governmental, regulatory and self-regulatory laws, rules or regulations.  Notwithstanding the foregoing, the Trading Advisor may include, from time to time, the name of the Trading Entity on a list of representative clients that the Trading Advisor or any affiliate may distribute to prospective investors in funds, products or services offered by the Trading Advisor or any affiliate thereof.

4.                Adjustment to the Trading Level. The Trading Entity shall inform the Trading Advisor in writing of the initial Trading Level.  The Trading Level may be increased or decreased by the Trading Entity, provided that the Trading Entity ensures that at all times there is sufficient capital in the Accounts to cover margin requirements. The Trading Entity will promptly notify the Trading Advisor, by facsimile, email or by telephone with a written confirmation of any such change to the Trading Level (the “Adjustment Notice”), which will specify the implementation date for the change (the “Implementation Date”). The Adjustment Notice will be delivered at least (1) Business Day prior to the Implementation Date.   Following receipt of an Adjustment Notice, the Trading Advisor shall arrange for and implement the relevant adjustment (subject to the usual settlement period for the positions or assets in the Accounts) as soon as reasonably practicable but in no event later than one (1) Business Day following the Implementation Date.  Notwithstanding the foregoing, if the necessary adjustments are not possible because of Market Illiquidity then such adjustment shall be effected as soon as reasonably possible following the removal of the Market Illiquidity.  “Market Illiquidity” on any Business Day is the occurrence of any circumstances beyond the control of the Trading Advisor that prevents the Trading Advisor from effecting the close-out of any open positions, the liquidation of any assets or the termination or variation of any hedge for the purposes of funding a withdrawal on any local market or exchange for any reason whatsoever, including for reasons relating to operating hours of such market or exchange. At the end of the last business day of each month, in the absence of an Adjustment Notice, the Trading Advisor will increase or decrease the Trading Level as appropriate to adjust for any profits or losses over the previous month as reduced by any fees accrued over the same period.

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5.                 Trading Advisor Independent.

(a)              For all purposes of this Agreement, the Trading Advisor shall be deemed to be an independent contractor, shall have no authority to act for or represent the Trading Entity in any way (except as specifically provided herein) and shall not otherwise be deemed to be an agent of the Trading Entity.  Nothing contained herein shall create or constitute the Trading Advisor or any other trading advisor for the Trading Entity as a member of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, nor shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of any other.  The parties acknowledge that the Trading Advisor has not been an organizer or promoter of the Trading Entity.

(b)              The parties acknowledge that this Agreement does not appoint the Trading Advisor as, and the Trading Advisor shall not be deemed to be, the “manager” of the Trading Entity for purposes of the Delaware Limited Liability Company Act.

6.                  Commodity Broker; Floor Brokers

(a)              Clearing of All Trades.

(i)                Except as provided in Section 6(d), the Trading Advisor shall clear orders for all commodity interest transactions for the Trading Entity through such commodity broker or brokers as the Trading Entity shall designate from time to time in its sole discretion.  Currently, the Trading Entity has so designated the FCM.  In the event that the Trading Entity designates a new or different FCM, then the Trading Entity shall provide five (5) Business Days’ prior written notice to the Trading Advisor of such change.  Currently, the Trading Advisor trades on a “give up” basis through Societe Generale Newedge UK Limited and J.P. Morgan Securities Ltd., and may trade on a “give up” basis through other floor brokers, give-up brokers, prime brokers, dealers or other executing entities or facilities (collectively, “executing brokers”) not affiliated with the FCM.  The Trading Advisor will provide the Trading Entity with five days’ written notice prior to commencing trading with any new executing broker not previously notified to the Trading Entity.  All such trades will be “given-up” to be carried by the FCM.  The Trading Advisor shall not, with respect to transactions effected for the Trading Entity, use the Trading Advisor or any affiliated person (as defined in Section 2(a)(3) of the 1940 Act) of the Trading Advisor as an executing broker or a counterparty.  The Trading Advisor shall receive copies of all daily and monthly brokerage statements for the Trading Entity directly from the FCM.

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(ii)            The Trading Entity will be subject to per side commission rates as determined from time to time by the FCM.

(iii)            The Trading Advisor agrees that in the placement of the Trading Entity’s orders with the FCM it will utilize a fair, equitable and reasonable order entry and execution system.

(iv)            Neither party to this Agreement shall assume any responsibility for the actions or omissions of any FCM selected by the Trading Entity so long as such party’s conduct does not constitute disabling conduct (as defined in Section 14).

(b)              The Trading Advisor acknowledges that the Accounts shall be subject to the brokerage commissions, administrative fees and costs, floor brokerage, “give-up” fees and certain other transaction costs charged by any floor broker.

(c)              Best Execution. The Trading Advisor will seek to obtain best execution for the Trading Entity.

7.                 Management Fee.  The Trading Entity shall pay the Trading Advisor a management fee as described in Appendix B.

8.                 Incentive Fee.  The Trading Entity [     ].

9.                Certain Compliance Matters.  The Trading Advisor shall use its reasonable best efforts to cooperate with the Trading Entity to satisfy any compliance requirements that arise under any applicable governmental, regulatory and self-regulatory laws, rules or regulations, including any that may arise because the Registered Fund is registered under the 1940 Act and has elected to be a “regulated investment company” under the Code.

10.              Term and Termination.

(a)             Term.  This Agreement shall become effective on the date hereof and shall remain in full force for the two-year period from the effective date hereof unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only for so long as such continuance is specifically approved as least annually by the board of trustees of the Registered Fund in accordance with the 1940 Act.

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(b)             Termination.  This Agreement shall automatically terminate (i) in the event of its assignment (as defined in the 1940 Act) or (ii) upon the dissolution and winding up of the Trading Entity.  This Agreement may be terminated (i) by the Trading Entity upon thirty days’ prior written notice without the payment of any penalty in its sole discretion (for any reason or no reason and with immediate effect), it being understood that the Trading Entity may without limitation effect such termination by action of the board of trustees of the Registered Fund or by vote of a majority of the outstanding voting securities of the Registered Fund; or (ii) by the Trading Advisor on sixty (60) days’ written notice to the other party; or (iii) by either party upon ten (10) days’ prior written notice following the occurrence of a material breach of the Agreement by the other party provided that if such breach is capable of being remedied then such termination shall occur following a reasonable cure period if such breach has not been cured.

(c)            Upon termination, the Trading Advisor (i) shall be entitled to receive all fees accrued up to the day in which the Accounts have been fully liquidated or transferred to another party following the settlement of all outstanding transactions but shall not be entitled to compensation in respect of such termination; and (ii) shall, upon receipt of written instructions from the Trading Entity, either (a) as soon as reasonably practicable completely liquidate the Accounts or (b) cease to have any authority to act on the Trading Entity’s behalf.

11.            Right to Advise Others; Uniformity of Acts and Practices.  During the term of this Agreement, the Trading Advisor, its affiliates and their respective owners, principals, directors, officers, employees, representatives or controlling persons (the “Trading Advisor Parties”) shall, subject to the applicable requirements of Section 17 of the 1940 Act and applicable fiduciary duties, be free to advise other investors as to the purchase and sale of commodity interests, to manage and trade other investors’ commodity interests accounts and to trade for and on behalf of their own proprietary commodity interests accounts.  However, under no circumstances shall any Trading Advisor Party favor on an overall basis any commodity interests account directed by any of them (regardless of the date on which they began or shall begin to direct such account) over the Trading Entity, giving due consideration to the Trading Program.

12.             Representations and Warranties.

(a)              The parties hereto hereby represent and warrant to each other as follows:

(i)            Such party is an entity duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization and in good standing in each other jurisdiction in which the nature or conduct of its business requires such qualification and the failure to be duly qualified would materially affect such party’s ability to perform its obligations under this Agreement.

(ii)            Such party has full power and authority to perform its obligations under this Agreement.

(iii)            This Agreement has been duly and validly authorized, executed and delivered on behalf of such party and constitutes a valid, binding and enforceable agreement of such party in accordance with its terms.

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(iv)            Such party has all federal, state and, in the case of the Trading Advisor, non-U.S. governmental, regulatory and commodity exchange licenses and approvals and has effected all filings and registrations with federal, state and, in the case of the Trading Advisor, non-U.S. governmental and regulatory agencies required to conduct its business and to act as described herein or required to perform its obligations hereunder, and the performance of such obligation will not violate or result in a breach of any provision of such party’s constituent documents or any agreement, instrument, order, law or regulation binding on such party.

(v)            The execution and delivery of this Agreement, the incurrence of the obligations set forth herein and the consummation of the transactions contemplated herein will not constitute a breach of, or default under, any instrument by which such party is bound or any order, rule or regulation applicable to such party of any court or any governmental body or administrative agency having jurisdiction over such party.

(vi)            Other than as has been disclosed in writing to the other party hereto by such party, there is not pending or, to such party’s actual knowledge, threatened any action, suit or proceeding before or by any court or other governmental body to which such party is a party, or to which any of the assets of such party is subject, which might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, business or prospects of such party.  Such party has not received any notice of an investigation or warning letter from the National Futures Association (“NFA”) or the CFTC regarding non-compliance by such party with the CEA or the regulations thereunder.

(b)              The Trading Advisor hereby represents and warrants to the Trading Entity as follows:

(i)            The Trading Advisor is registered as a commodity trading advisor under the CEA and is not required to be registered as an investment adviser under the Advisers Act.

(ii)            The Trading Advisor agrees to maintain effective all material registration, authorizations and licenses required for the performance of its duties hereunder.

(iii)            The Trading Advisor does not have any arrangements or relationships, and it will not establish or maintain any such arrangements or relationships, with the FCM pursuant to which the Trading Advisor is or may become entitled to receive any portion of the commissions or fees paid by Trading Entity.

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(iv)            No information provided by the Trading Advisor to the Trading Entity, the Registered Fund or any of their respective designees for use in Investor Materials shall, at the time such information is so provided and/or used, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

(v)            The Trading Advisor will comply with the Code of Ethics (“COE”) attached as Exhibit A hereto with respect to the Trading Entity.  The Trading Advisor hereby represents, and the Trading Entity hereby acknowledges, that none of its relevant personnel are classified as “Access Persons” under the COE.  The Trading Advisor agrees to promptly notify the Trading Entity in writing should any of its relevant personnel become Access Persons.

(vi)            The Trading Advisor warrants that it has appropriate anti-bribery and anti-corruption procedures in place and that it is aware of the requirements of the Bribery Act 2010, as amended, by which the Trading Adviser must abide.

(c)            The Trading Entity hereby represents and warrants to the Trading Advisor as follows:

(i)            The Trading Entity acknowledges receipt of all disclosure documents required to be delivered by the Trading Advisor Parties pursuant to the applicable CEA or the rules of the NFA and of the Trading Advisor’s Form ADV Part 2 (if any).

(ii)            It is or will be a qualified eligible person (“QEP”), as that term is defined in Rule 4.7 of the CEA, prior to the funding of the Accounts based on the Trading Entity being owned solely by persons that are QEPs or on other bases.

(iii)            It is not required to be a member of the NFA.

(iv)            The Registration Statement pursuant to which the Registered Fund’s interests will be offered and any other information distributed to investors or prospective investors in the Registered Fund by or on behalf of the Registered Fund in connection with the sale of interests in the Registered Fund will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, or omit to state any material information required to be disclosed therein under the CEA, the 1933 Act, and the rules promulgated thereunder; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trading Entity by the Trading Advisor or its agents, including, without limitation, all references to the Trading Advisor, controlling persons, shareholders, partners, directors, officers and employees, as well as to such Trading Advisor’s trading approach, the Trading Program and performance history.

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(v)            The Registered Fund and its designee, which is not the Trading Advisor, shall be responsible for compliance with, and will comply with, the USA Patriot Act and related anti-money laundering regulations with respect to the Registered Fund and its investors.  In connection with the Registered Fund’s anti-money laundering and know-your-customer policies and procedures, the Trading Entity undertakes to provide the Trading Advisor with such information and documentation relating to the Registered Fund as reasonably requested by the Trading Advisor from time to time.  The Trading Entity further undertakes to provide the Trading Advisor with any further anti-money laundering or know-your-customer documentation the Trading Advisor reasonably may request from time to time.

(vi)            The Trading Entity warrants that it has appropriate anti-bribery and anti-corruption procedures in place and that it is aware of the requirements of the U.S. Foreign Corrupt Practices Act of 1977, as amended, by which the Trading Entity must abide.

(d)            The foregoing representations and warranties shall be continuing during the entire term of this Agreement and, if at any time, any event shall occur which would make any of the foregoing representations and warranties of any party no longer true and accurate, such party shall promptly notify the other party.

13.            Entire Agreement.  This Agreement constitutes the entire agreement between the parties hereto with respect to the matters referred to herein, and no other agreement, verbal or otherwise, shall be binding as between the parties unless it shall be in writing and signed by the party against whom enforcement is sought.

14.            Limitation of Liability and Indemnification.

The Trading Advisor Parties shall not be liable to any other Party or the Trading Entity for any acts or omissions, or any error of judgment or for any Losses suffered by them howsoever arising out of the services being provided hereunder in the absence of disabling conduct (as defined below).

The Trading Entity shall indemnify, defend and hold harmless the Trading Advisor Parties from and against any and all losses, claims, damages, liabilities (joint and several), costs and expenses (including any reasonable investigatory, legal and other expenses incurred in connection with, and any amounts paid in, any settlement; provided that the Trading Entity shall have approved such settlement) resulting from a demand, claim, lawsuit, action or proceeding relating to any of such person’s actions or capacities relating to the business or activities of the Trading Entity pursuant to this Agreement; provided that the conduct of such person which was the subject of the demand, claim, lawsuit, action or proceeding did not constitute willful misfeasance, bad faith, gross negligence, reckless disregard of such person’s obligations and duties hereunder or a material breach of this Agreement (such conduct, “disabling conduct”).  The termination of any demand, claim, lawsuit, action or proceeding by settlement shall not, in itself, create a presumption that the conduct in question was not undertaken in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Trading Entity.

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The Trading Advisor shall indemnify, defend and hold harmless the Trading Entity, its affiliates and their respective directors, officers, employees, representatives and controlling persons (“Trading Entity Parties”) from and against any and all losses, claims, damages, liabilities (joint and several), costs and expenses (including any reasonable investigatory, legal and other expenses incurred in connection with, and any amounts paid in, any settlement; provided that the Trading Advisor shall have approved such settlement) resulting from a demand, claim, lawsuit, action or proceeding relating to any action or omission of any of the Trading Advisor Parties (i) arising out of the business or activities of such person under this Agreement or relating to the management of the Trading Entity and (ii) constituting disabling conduct. The foregoing agreements of indemnity shall be in addition to, and shall in no respect limit or restrict, any other remedies which may be available to an indemnified party.

In the event that a person entitled to indemnification under this Section 14 is made a party to an action, suit or proceeding alleging both matters for which indemnification may be due hereunder and matters for which indemnification may not be due hereunder, such person shall be indemnified only in respect of the former matters.

Promptly after receipt by any of the indemnified parties under this Agreement of notice of any demand, claim, lawsuit, action or proceeding, the indemnified party shall notify the indemnifying party in writing of the commencement thereof if a claim in respect thereof is to be made under this Agreement.  The omission to so notify shall not relieve the indemnifying party from any obligation or liability which it may have to any such indemnified party under this Section 14, except to the extent that the indemnifying party is materially prejudiced thereby.  In the event that such demand, claim, lawsuit, action or proceeding is brought against a person indemnified under this Agreement, and the indemnified party is notified of the commencement thereof, the indemnifying party shall be entitled to participate therein, at its own expense, and, to the extent that the indemnifying party may wish, to assume the defense thereof, with counsel selected by the indemnifying party and approved by the indemnified person (provided that approval may not be unreasonably withheld), and after notice from the indemnifying party to such indemnified person of the indemnifying party’s election to assume the defense thereof, the indemnifying party shall not be liable to such person under this section for any legal or other expenses subsequently incurred by such person in connection with the defense thereof.

U.S. federal securities laws impose liabilities under certain circumstances on persons who act in good faith and nothing herein shall constitute a waiver of or limitation on any right which the Trading Entity Parties may have under any applicable securities laws.

15.            Amendment.  This Agreement shall not be amended except by a writing signed by the parties hereto.

16.            Severability.  If any provision of this Agreement, or the application of any provision to any person or circumstance, shall be held to be inconsistent with any present or future law, ruling, rule or regulation of any court or governmental or regulatory authority having jurisdiction over the subject matter hereof, such provision shall be deemed to be rescinded or modified in accordance with such law, ruling, rule or regulation, and the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it shall be held inconsistent, shall not be affected thereby.

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17.            Notices.  Any notice required or desired to be delivered under this Agreement shall be in writing and shall be (a) delivered in person, (b) sent by first class certified or registered mail, (c) sent by overnight courier, in each case properly posted and fully prepaid to the appropriate address set forth below, or (d) sent by facsimile or e-mail.  Notices will be considered to have been given at the time of actual delivery in person, three (3) business days after deposit in the mail as set forth above, one (1) day after delivery to an overnight courier service, upon confirmation that the facsimile transmission has been successful by the transmission report denoting “OK” or any similar notation or on production of an e-mail receipt from the recipient to the sender that indicates that the e-mail was sent to the e-mail address of the recipient and has been opened by the recipient.  However, a notice given in accordance with the above but received on a day which is not a business day or after business hours in the place of receipt will only be deemed to be given on the next business day in that place.  Notices shall be addressed as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

if to the Trading Entity:

Ramius Trading Strategies MF Ltd
c/o Ramius Trading Strategies LLC
599 Lexington Avenue
New York, New York 10022
Attn: Nadine Haidar
Nhaidar@ramius.com

with a copy to:

Ramius LLC
599 Lexington Avenue
New York, New York 10022
Attn: Michael Benwitt
Michael.Benwitt@cowen.com

if to the Trading Advisor:

PGR Capital LLP
Liberty House
222 Regent St
London
W1B 5TR
Attention: Ed Pyke
Telephone: +44 20 3397 3510
Facsimile: n/a
legal@pgrcapital.com

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18.            Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

19.            Consent to Jurisdiction.  The parties hereto agree that any action or proceeding arising directly, indirectly or otherwise in connection with, out of, related to or from this Agreement, any breach hereof or any transaction covered hereby, shall be resolved, whether by arbitration or otherwise, within the County of New York, City of New York and State of New York.  Accordingly, the parties consent and submit to the jurisdiction of the federal and state courts and any applicable arbitral body located within the County of New York, City of New York and State of New York.  The parties further agree that any such action or proceeding brought by either party to enforce any right, assert any claim or obtain any relief whatsoever in connection with this Agreement shall be brought by such party exclusively in federal or state courts, or if appropriate before any applicable arbitral body, located within the County of New York, City of New York and State of New York.

20.            Survival.  The provisions of this Agreement shall survive the termination hereof with respect to any matter arising while this Agreement shall be in effect.  In addition, the provisions regarding indemnification set forth in Section 14, the provisions regarding confidentiality set forth in Section 25, the obligations in the last sentence of Section 1(a)(iv) to provide books and records and any consent granted pursuant to the proviso in the last sentence of Section 3(b) shall survive the termination of this Agreement indefinitely.

21.            Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall, however, together constitute one and the same document.  Facsimile signature pages and signature pages delivered via e-mail as portable document format (.pdf) files shall have the same binding force and effect as original copies.

22.            No Waiver.

(a)            No failure or delay on the part of a party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  Failure on the part of a party to complain of any act of the other or to declare the other in default under this Agreement, irrespective of how long such failure continues, shall not constitute a waiver by such party of its rights with respect to such default until the applicable statute-of-limitations period has run.  No waiver of any provision of this Agreement shall be implied from any course of dealing between the parties hereto or from any failure by either party hereto to assert its rights hereunder on any occasion or series of occasions.

(b)            Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.

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23.            Rules of Interpretation.  In this Agreement, unless inconsistent with the context or the contrary intention appears, a reference to:

(a)            “may” shall be construed as permissive;

(b)            a “notice” means written notice unless otherwise stated;

(c)            “shall” shall be construed as imperative;

(d)            the singular includes the plural and vice versa;

(e)            the masculine includes the feminine and neuter respectively;

(f)            writing includes typewriting, printing, lithography, photography and other modes of representing or reproducing words in a legible and non-transitory form;

(g)            any reference to a law, agreement or a document shall be deemed also to refer to any amendment, supplement or replacement thereof;

(h)            whenever this Agreement refers to a number of days, such number shall refer to calendar days unless such reference specifies business days;

(i)            the term “and/or” is used herein to mean both “and” as well as “or.”  The use of “and/or” in certain contexts in no respects qualifies or modifies the use of the terms “and” or “or” in others.  “Or” shall not be interpreted to be exclusive, and “and” shall not be interpreted to require the conjunctive — in each case, unless the context otherwise requires;

(j)            the terms “include” and “including” are to be construed as non-exclusive (so that, by way of example and for the avoidance of doubt, “including” shall mean “including without limitation”);

(k)            whenever it is provided or contemplated herein that a party is to determine or decide any matter, such party shall do so in its sole and absolute discretion, unless otherwise expressly provided herein;

(l)            in addition to the authority granted to the Trading Entity pursuant to this Agreement, the Trading Entity may, but shall have no obligation to, take any action that the Trading Entity deems necessary or advisable to ensure that the Trading Entity is not in violation of law or in breach of any contractual provisions;

(m)            the table of contents to and the headings in this Agreement are for convenience of reference only and are to be ignored in construing this Agreement;

(n)            no provision of this Agreement shall be construed in favor of or against any person by reason of the extent to which any such person, its affiliates, or their respective employees or counsel participated in the drafting thereof; and

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(o)            in the event of any inconsistency between the provisions of this Agreement and the constituent documents of the Trading Entity, the parties shall determine on a commercially reasonable basis which provisions shall control.

24.            Binding Effect; Benefit.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, all persons indemnified hereunder and their respective estates, custodians, executors, administrators, legal representatives, heirs and permitted assigns, successors and transferees.

25.            Confidentiality.

(a)            The parties hereto each acknowledge that the business and assets of the Trading Entity Parties and the Trading Advisor Parties are confidential and involve a wide range of proprietary information, including trade secrets and financial or commercial information.

(b)            All information with respect to a party (including investment and trading) activities and assets shall be presumed confidential and proprietary.  Each party covenants that it has and it shall at all times keep confidential and not, directly or indirectly (i) disclose, divulge, furnish or make accessible to anyone, or (ii) use in any manner that would be adverse to the interests of the other party, any confidential or proprietary information to which the former party has been or shall become privy relating to the business or assets of the other party except with the prior written approval of the other party or except for information that is otherwise publicly available (other than information made publicly available by breach of this contract), required to be disclosed by law or requested by a regulator or other governmental authority.  Each party may, however, share such information with such party’s service providers, accountants and attorneys (“Permitted Confidants”); provided that the Permitted Confidants undertake to hold such information strictly confidential to the same extent set forth herein, and not in any manner or respect to use any of such information for their personal gain.

[Remainder of page intentionally left blank.]

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PURSUANT TO AN EXEMPTION FROM THE CFTC IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS AGREEMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE CFTC.  THE CFTC DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE.  CONSEQUENTLY, THE CFTC HAS NOT REVIEWED OR APPROVED THE TRADING ADVISOR’S TRADING PROGRAM OR THIS AGREEMENT.

IN WITNESS WHEREOF, this Agreement has been executed for and on behalf of the undersigned on the day and year first written above.

RTS PGR TE LLC
By: Ramius Trading Strategies MF Ltd,
as its member manager

By:
Name:
Title:
PGR Capital LLP
By:
Name:	Dr. E Pyke
Title:	Partner

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SCHEDULE 1

Instruments and Markets traded by the Trading Advisor (as may be amended from time to time by the Trading Advisor pursuant to Section 2(b) of the Agreement)

S-2-1

Schedule 2

PGR Capital Trend Programme

The founders of PGR Capital LLP (“PGR”) have been developing trend following strategies for more than ten years. During that  time, PGR has taken the traditional ad-hoc rule based approaches of moving average crossovers and break-out systems and evolved them using ideas from radar, sonar and tracking systems.

PGR Trend is PGR’s core trend following strategy. It uses standard tried and tested signal processing techniques to fit a simple model of market dynamics (the trend) to the observed tick prices. This model then enables PGR to forecast the future returns and risk of each market and size PGR’s positions to efficiently exploit the information.

The model is symmetric in nature; identifying and exploiting both upward and downward price trends and has been designed to identify the direction and strength of any trend with duration between a few days and a few months.

Risk Control

Risk control is integral to the strategy; robust controls are incorporated at market, sector and portfolio level. Market conditions vary from moment to moment, and with it, our calculation of these risks.

•	Portfolio risk is diversified across sectors. No more than 4% of the portfolio risk is allocated to a single market.
•	Volatility scaling of positions results in rapid reductions in position sizes during large market moves.
•	Sector concentration is controlled by restricting market positions to cap the VaR in each sector.
•	Portfolio gearing is adjusted to compensate for correlation between markets.
•	Market positions are capped based on maximum allowable losses under particular scenarios.

S-2-1

APPENDIX A

COMMODITY TRADING AUTHORITY

PGR Capital LLP (“Trading Advisor”)
Liberty House
222 Regent St
London
W1B 5TR
Attention: Ed Pyke

Dear Trading Advisor:

RTS PGR TE LLC (the “Trading Entity”) does hereby make, constitute and appoint you as its attorney-in-fact to buy and sell futures contracts for commodities, fixed income, equity indices and currencies, rights pertaining there to and engage in all activities incident thereto in accordance with the Advisory Agreement between us.

Very truly yours,

RTS PGR TE LLC
By: Ramius Trading Strategies MF Ltd,
as its member manager

By:
Name:
Title:

Dated as of [____]

A-1

APPENDIX B

FEES

B-1

EXHIBIT A

CODE OF ETHICS

I.	Introduction

The trading advisor (“Trading Advisor”) and all of its Access Persons (as defined in Section X below) and other Relevant TA Personnel (as defined in Section X below) owe a fiduciary duty to each Registered Investment Company.  As fiduciaries, Relevant TA Personnel must avoid activities, interests and relationships that may interfere or appear to interfere with making decisions in the best interests of a Registered Investment Company.  Accordingly, Trading Advisor has adopted this Code of Ethics (the “Code”) which:

A.            Seeks to place the interests of Registered Investment Companies over the interests of any Relevant TA Personnel;

B.            Imposes standards of business conduct for all Relevant TA Personnel;

C.            Requires Relevant TA Personnel to comply with applicable Federal Securities Laws;

D.            Regulates Access Persons’ personal Securities transactions; and

E.            Requires reporting and review of personal Securities transactions of Access Persons.

This Code uses various defined terms.  Some of those terms are defined in the body of the Code.  In addition, other terms are defined in the Definitions section found at the end of this Code.

II.	Individuals to Whom This Code Applies

This Code applies to Relevant TA Personnel. All Relevant TA Personnel must read, acknowledge receipt of and retain this Code.

III.	Business Conduct Standards

All Relevant TA Personnel are required to comply with the fiduciary duties placed on investment advisers including but not limited to the following standards of conduct:

A.	Do Not Engage in Fraudulent Activity

Information obtained in the course of business activities for Trading Advisor, which is not otherwise generally available to the public, is proprietary and strictly confidential.  In particular, no Relevant TA Personnel shall (i) misuse material, non-public information whether obtained in the course of business activities for Trading Advisor or otherwise; (ii) employ any device, scheme or artifice to defraud a Registered Investment Company; (iii) make any untrue statement of a material fact to a Registered Investment Company; (iv) engage in any act, practice, or course of business which operates to defraud or deceive a Registered Investment Company; (v) engage in any manipulative practice with respect to a Registered Investment Company; or (vi) misappropriate any assets or investment opportunities of a Registered Investment Company.

Ex A-1

B.	Unlawful Actions

It is unlawful for any Relevant TA Personnel, in connection with the purchase or sale, directly or indirectly, by the person of a Covered Security:

(1)	To employ any device, scheme or artifice to defraud a Registered Investment Company;

(2)	To make any untrue statement of a material fact to a Registered Investment Company or omit to state a material fact necessary in order to make the statements made to a Registered Investment Company, in light of the circumstances under which they are made, not misleading;

(3)	To engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a Registered Investment Company; or

(4)	To engage in any manipulative practice with respect to a Registered Investment Company.

C.	Place the Interests of a Registered Investment Company First

As fiduciaries, Relevant TA Personnel must scrupulously avoid serving their own personal interests ahead of the interests of a Registered Investment Company.  Relevant TA Personnel may not cause a Registered Investment Company to take action, or not to take action, for their personal benefit rather than the benefit of a Registered Investment Company.

IV.	Legal Compliance

Relevant TA Personnel must obey all laws and regulations applicable to Trading Advisor’s provision of advisory services to the Trading Entity, which is indirectly owned by a Registered Investment Company through the Subsidiary, including, but not limited to, the Federal Securities Laws (but only to the extent applicable).

V.	Personal Securities Transactions

Access Persons must comply with the personal trading and reporting policies and procedures set forth in Appendix A to this Code.

Ex A-2

VI.	Initial and Annual Certificate of Compliance
Relevant TA Personnel are required to certify upon commencement of their employment (or the effective date of this Code), and annually thereafter, that they have received, read and understood this Code and recognize that they are subject to this Code.  Each annual certificate will also state that such Relevant TA Personnel have complied with the requirements of this Code during the prior year, and that such Relevant TA Personnel have disclosed, reported, or caused to be reported all transactions required by this Code.

Trading Advisor is required by law to keep a record of all violations of this Code including the failure by Relevant TA Personnel to submit  transaction or holding reports required by this Code on time.   The SEC will have access to that record during an inspection.

VII.	Maintenance of Records

Trading Advisor will maintain records relating to the Code and reports required to be made by Access Persons at its principal place of business as follows:

(1)            a copy of the Code that is in effect, and any prior code in effect within the past five years, will be maintained in an easily accessible place;

(2)            a record of any violation of the Code, and any action taken as a result of the violation, will be maintained in an easily accessible place for at least five years after the end of the fiscal year in which the violation occurs;

(3)            a copy of each report made by an Access Person, including any information provided in lieu of reports, will be maintained for five years after the end of the fiscal year in which the report is made or the information is provided, the first two years in an easily accessible place;

(4)            a record of all persons, currently or within the past five years, who are or were required to make reports under the Code, or who are or were responsible for reviewing these reports, will be maintained in an easily accessible place;

(5)            a copy of each report provided to the board of directors of a Registered Investment Company will be maintained for at least five years after the end of the fiscal year in which it was made, the first two years in an easily accessible place.

VIII.	Reports to Boards

No less frequently than annually, Trading Advisor shall furnish to the board of directors of a Registered Investment Company a written report that:

(1)            describes any issues arising under the Code or procedures since the last report to such board of directors, including, but not limited to, information about material violations of the Code or procedures and sanctions imposed in response to the material violations; and

Ex A-3

(2)            certifies that Trading Advisor has adopted procedures reasonably necessary to prevent Access Persons from violating the Code.

IX.	Reporting of Violations

If you become aware of any violation(s) or potential violation(s) of any of the provisions of this Code, you must report such violation(s) or potential violation(s) promptly to the CCO.  Failure to report any violation(s) of this Code, which you are aware of, in a prompt manner will be considered itself a violation of the Code and subject to remedial action.

X.	Definitions

The definitions below apply to this Code only.

A.                “Access Person” means (i) any director, officer, general partner, managing member or employee of Trading Advisor (or of any company in a control relationship to Trading Advisor) who, in connection with his or her regular functions of duties, makes, participates in, or obtains information regarding, the purchase or sale of Covered Securities by a Registered Investment Company, or whose functions relate to the making of any recommendations with respect to such purchase or sales, (ii) any natural person in a control relationship to Trading Advisor who obtains information concerning recommendations made to a Registered Investment Company with regard to the purchase or sale of Covered Securities by the Registered Investment Company, (iii) any employee of Trading Advisor (or of any company in a control relationship to Trading Advisor), who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of Securities by a Registered Investment Company and (iv) any natural person who controls Trading Adviser and who obtains information concerning recommendations made to a Registered Investment Company regarding the purchase or sale of Securities by the Registered Investment Company.

B.                “Automatic Investment Plan” means a program in which regular periodic purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance with a predetermined schedule and allocation. An automatic investment plan includes a dividend reinvestment plan.

C.                “Covered Security” means a Security as defined in item J below (in effect, all Securities) except that it shall not include direct obligations of the Government of the United States; bankers’ acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; and shares issued by open-end Funds.

D.                “Federal Securities Laws” means the Securities Act of 1933, as amended (“Securities Act”), the Securities Exchange Act of 1934 (“Exchange Act”), the Sarbanes-Oxley Act of 2002, the Investment Company Act of 1940 (the “1940 Act”), the Investment Advisers Act of 1940, Title V of the Gramm-Leach-Bliley Act, any rules adopted by the U.S. Securities and Exchange Commission (“SEC”) under any of these statutes, the Bank Secrecy Act as it applies to funds and investment advisers, and any rules adopted thereunder by the SEC or the U.S. Department of the Treasury.

Ex A-4

E.            “Fund” means an investment company registered under the 1940 Act.

F.            “Initial Public Offering” means an offering of Securities registered under the Securities Act, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act.

G.            “Limited Offering” means an offering that is exempt from registration under the Securities Act pursuant to Section 4(2) or Section 4(6) or pursuant to Rule 504, Rule 505 or Rule 506 promulgated thereunder.

H.            “Registered Investment Company” means a Fund advised or subadvised by Trading Advisor.

I.            “Relevant TA Personnel” means (i) ”Key Persons” as defined (the Trading Advisor shall review and update this list of individuals on an ongoing basis so that it includes all personnel who participate in making investment decisions with respect to the Trading Entity) and (ii) all Access Persons.

J.            “Security” means any note, stock, treasury stock, security future, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option or privilege entered into on a national securities exchange relating to foreign currency or, in general, any interest or instrument commonly known as a “security”, or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

Ex A-5

APPENDIX A

I.	Personal Trading Activity of Access Persons

A.	Execute Personal Securities Transaction in Compliance with the Code

The personal Securities transactions of Access Persons1 must be conducted in such a manner to avoid any actual, potential or perceived conflict of interest or any abuse of an individual’s position of trust and responsibility.  Accordingly, Access Persons must comply with the personal  trading policies and procedures set forth in this Appendix A to the Code.  Doubtful situations should be resolved against such Access Person’s personal trading.

B.	Prohibition Against Fraudulent Trading Activity

As a general matter, it is a violation of federal law and the policies of Trading Advisor for any of its Access Persons to engage in any act, practice or course of business in connection with the purchase or sale of any Securities for an account of an Access Person (“Access Person Account”) which violates any of the Federal Securities Laws designed to prevent fraudulent, deceptive, or manipulative acts. Two common examples of such prohibited activities are described below. However, any fraudulent practice in connection with the purchase or sale of Securities for Access Person Accounts is prohibited by the Federal Securities Laws and Trading Advisor.

1.	Common Examples of Fraudulent Personal Trading

(a)	General Prohibition Against Front-Running

The practice of trading on the basis of the anticipated market effect of trades for client accounts, which is known as “front-running,” or “scalping,” is a violation of the Federal Securities Laws.

Examples of front-running or scalping include:

(i)            An Access Person Account uses knowledge of a future purchase of a security by a client account and acquires direct or indirect ownership in the security before the client account buys the security.

(ii)            An Access Person Account uses knowledge of a future sale of a security by a client account and sells (short or long) the security before the client account sells the security.

(b)	General Prohibition Against Trading Client Accounts to Benefit Access Persons

1 Trading Advisor has determined that none of its Relevant TA Personnel is an “Access Person.”  Relevant TA Personnel will be informed by the CCO if they are determined to be Access Persons.

Ex A-A-1

The practice of trading a client account for the purpose of benefiting an Access Person’s Account is prohibited by the Federal Securities Laws.

C.	Preclearance of All Personal Securities Transactions

An Access Person Account may not purchase or sell directly or indirectly, any security in which the account has, or by reason of such transaction acquires, beneficial ownership (“Beneficial Ownership”) unless the Access Person obtains preclearance from the Compliance Officer or someone delegated by the Compliance Officer to administer these procedures if the Compliance Officer is unavailable.  An Access Person Account is considered to have a Beneficial Ownership in securities if the Access Person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares a direct or indirect “pecuniary interest” in such securities.  While the definition of “pecuniary interest” is complex, an Access Person generally has a pecuniary interest in securities if such Access Person has the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the securities. Access Person Accounts include securities or commodities accounts maintained at any financial institution where an Access Person has a Beneficial Ownership interest in securities in the account.

Subject to Section III of this Appendix A, the following securities do not require preclearance:  direct obligations of the Government of the U.S., bankers’ acceptances, bank certificates of deposit, commercial paper, ETF’s, high quality short-term debt instruments, including repurchase agreements, and shares issued by registered investment companies not advised or sub-advised by Trading Advisor.

II.	Reporting of Personal Securities Transactions in the Access Person Accounts

All Access Persons are under a duty to complete and provide the reports described below for accounts of which they have Beneficial Ownership.2  The Legal Department shall establish and maintain procedures by which appropriate management or compliance personnel will review the account statements and the reports required to be made pursuant to this reporting section.

A.	Initial Holdings Reports

All Access Persons must report no later than ten (10) days after becoming an Access Person to the Compliance Officer the below information which must be current as of a date no more than forty-five (45) days prior to becoming an Access Person.

(1)	the title, number of shares and principal amount of each Covered Security in which the Access Person had any direct or indirect Beneficial Ownership when the person became an Access Person;

2 Subject to approval by Legal and Compliance, an Access Person is not required to make reports regarding accounts over which the Access Person has no direct or indirect influence or control.

Ex A-A-2

(2)	the name of any broker, dealer or bank with whom the Access Person maintained an account in which any Securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person[3]; and

(3)	the date that the report is submitted by the Access Person.

If any Relevant TA Personnel is determined to be an Access Person, Trading Advisor will provide a form to be used to report initial personal holdings unless, subject to the Legal Department’s approval, the Access Person turns in brokerage statements containing all the information required in the Initial Holdings Reports.

B.	Quarterly Transaction Reports

Every Access Person must report to the Compliance Officer no later than thirty (30) days after the end of the calendar quarter, the following information:

(1)	With respect to any transaction during the quarter in a Covered Security in which the Access Person had any direct or indirect Beneficial Ownership unless such transaction was effected pursuant to an Automatic Investment Plan:

(a)	the date of the transaction, the title, the interest rate and maturity date (if applicable), the number of shares and the principal amount of each Covered Security involved;

(b)	the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

(c)	the price of the Covered Security at which the transaction was effected;

(d)	the name of the broker, dealer or bank with or through which the transaction was effected; and

(e)	the date that the report is submitted by the Access Person.

This includes reporting Securities acquired through a gift or inheritance.

(2)	If brokerage statements submitted to the Compliance Officer cover all transactions in Covered Securities in which the Access Person had any direct or indirect Beneficial Ownership interest in the quarter and is produced to the Compliance Officer within the time period required for a Quarterly Transaction Report (i.e., within thirty (30) days after the end of the applicable calendar quarter), then such employee need only represent on the securities transaction portion of the Quarterly Transaction Report:

3 Please note the information required by this Item Number 2 of the Initial Holdings Report applies to a broader array of securities than Item Number 1.  In providing the information required by Item Number 1, Access Persons only need to consider Covered Securities in which they had any direct or indirect Beneficial Ownership.  However, in providing the information required by Item Number 2 Access Persons need to consider accounts holding all Securities in which they have a direct or indirect Beneficial Ownership interest.  For instance, Access Persons need to identify entities that hold securities such as mutual fund shares that they invest in through their 401(k) plan or IRAs.
Ex A-A-3

(a)	that he/she has directed all broker-dealers and banks who hold any Covered Securities in which such Access Person has a Beneficial Ownership interest to send duplicate confirmations and account statements to the Compliance Officer ;and

(b)	the form of such confirmations, account statements or records provided to the Compliance Officer contain all the information required in a Quarterly Transaction Report.

(3)	With respect to any account established by an Access Person during the quarter in which any securities were held during the quarter for the direct or indirect benefit of the Access Person the employee must report:[4]

(1)	the name of the broker, dealer or bank with whom the employee established the account;

(2)	the date the account was established; and

(3)	the date that the report is submitted by the Access Person.

If any Relevant TA Personnel is determined to be an Access Person, Trading Advisor will provide the Access Person with the form to be used for the Quarterly Transaction Report.

C.	Annual Holdings Reports

At least once each year, each Access Person must report to the Compliance Officer the following information which must be current as of a date no more than forty-five (45) days prior to the date the report is submitted:

(1)	the title, number of shares and principal amount of each Covered Security in which the Access Person has any direct or indirect Beneficial Ownership;

4 Please note the information required by this Item Number 3 of the Quarterly Transaction Report applies to a broader array of securities than Item Number 1.  In providing the information required by Item Number 1, Access Persons only need to consider Covered Securities in which they had any direct or indirect Beneficial Ownership.  However, in providing the information required by Item Number 2 Access Persons need to consider accounts holding all Securities in which they have a direct or indirect Beneficial Ownership interest.  For instance, Access Persons need to identify entities that hold securities such as mutual fund shares that they invest in through their 401(k) plan or IRAs.

Ex A-A-4

(2)	the name of any broker, dealer or bank with whom the Access Person maintains an account in which any Securities are held for the direct or indirect benefit of the Access Person[5]; and

(3)	the date that the report is submitted by the Access Person.

If any Relevant TA Personnel is determined to be an Access Person, Trading Advisor will provide the form used to report annual personal holdings to such Access Person.  Alternatively, if the Legal Department permits, Access Persons may turn in brokerage statements containing all the information required in the Annual Holding Reports.

III.	Preclearance of Personal Securities Transactions in Limited Offerings and Initial Public Offerings

Access Persons are not permitted to acquire securities in Limited Offerings (e.g., a hedge fund or private investments) or Initial Public Offerings, without the Legal Department’s prior approval.  Generally, the Legal Department will not approve such transactions.

5 Please note the information required by this Item Number 2 of the Annual Holdings Report applies to a broader array of securities than Item Number 1.  In providing the information required by Item Number 1, Access Persons only need to consider Covered Securities in which they had any direct or indirect Beneficial Ownership.  However, in providing the information required by Item Number 2 Access Persons need to consider accounts holding all Securities in which they have a direct or indirect Beneficial Ownership interest.  For instance, Access Persons need to identify entities that hold securities such as mutual fund shares that they invest in through their 401(k) plan or IRAs.

Ex A-A-5

ADVISORY AGREEMENT

between

RTS QMS TE LLC

and

QMS Capital Management LP

 [●], 2015

______________

Schedule 1 – List of Commodity Interests	S-1-1
Appendix A – Commodity Trading Authority	A-1
Appendix B – Fees	B-1

ADVISORY AGREEMENT

THIS ADVISORY AGREEMENT (the “Agreement”) is made as of this [●] day of [●], 2015, between RTS QMS TE LLC, a Delaware limited liability company (the “Trading Entity”) and QMS Capital Management LP, a Delaware limited partnership (the “Trading Advisor”).

W I T N E S S E T H:

WHEREAS, the Trading Entity has been formed in order to trade, buy, sell or otherwise acquire, hold or dispose of futures contracts for commodities, fixed income indices and fixed income securities, and equity indices, and over-the-counter foreign currency contracts, rights pertaining thereto and engage in all activities incident thereto (the foregoing forms of investment being collectively referred to herein as “commodity interests”) under the direction of the Trading Advisor;

WHEREAS, the Trading Entity is wholly-owned by Ramius Trading Strategies MF Ltd, a company formed under the laws of the Cayman Islands (the “Subsidiary”), in its capacity as the sole member and member manager of the Trading Entity;

WHEREAS, the Subsidiary is wholly-owned by Ramius Trading Strategies Managed Futures Fund, an open-end management investment company (the “Registered Fund”) registered under the U.S. Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “1940 Act”);

WHEREAS, Ramius Trading Strategies LLC, a Delaware limited liability company (“Ramius”), an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940 (as amended and together with the rules and regulations thereunder, the “Advisers Act”), has been appointed as the investment adviser to the Subsidiary and the Registered Fund;

WHEREAS, the Trading Advisor is engaged in the business of, among other things, making trading decisions on behalf of clients in the purchase and sale of certain commodity interests;

WHEREAS, the Trading Entity desires that the Trading Advisor, upon the terms and conditions set forth herein, act as the trading advisor for the Trading Entity, making commodity interests investment decisions for the Trading Entity on a discretionary basis;

WHEREAS, the Trading Advisor is willing to manage the Trading Entity’s commodity interests trading; and

WHEREAS, upon the execution of this Agreement, the Trading Entity will promptly establish a trading account (the “Futures Account”) in the name of the Trading Entity at Morgan Stanley & Co. LLC (the “FCM”) to carry the Trading Entity’s Exchange-Traded Positions (as defined below) and hold cash, securities and similar investments of the Trading Entity necessary to effect transactions in such Exchange-Traded Positions (such necessary cash, securities and similar investments, together with Exchange-Traded Positions, “FCM Assets”) and (ii) the Trading Entity has, or will promptly establish, an account (the “FX Account” and, together with the Futures Account, the “Accounts”) that will carry the Trading Entity’s foreign currency positions that are not Exchange-Traded Positions, including but not limited to over-the-counter deliverable and non-deliverable forwards (such currency positions, “FX Assets”).  “Exchange-Traded Positions” means commodity futures contracts, options on commodity futures contracts, and options on physical commodities traded on or subject to the rules of (i) any contract market designated for trading such transactions under the Commodity Exchange Act, as amended, and the rules and regulations promulgated by the Commodity Futures Trading Commission (the “CFTC”) thereunder (collectively, the “CEA”) or (ii) any board of trade or exchange outside the United States, as contemplated in Part 30 of the CFTC’s regulations under the CEA.

NOW, THEREFORE, the parties hereto do hereby agree as follows, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in entering into this Agreement the parties intend to be legally bound:

1.            Undertakings of the Parties.

(a)            Undertakings of the Advisor.

(i)                Performance Information.  During the term of this Agreement, the Trading Advisor, at its own expense, shall provide the Trading Entity with the performance information of QMS Diversified Global Macro U.S. Fund LP (the “Flagship Fund”).  The Trading Advisor shall provide the Trading Entity a monthly report (the “Monthly Report”) issued in respect of its Diversified Global Macro trading program (the “Trading Program”) normally within ten (10) Business Days following the last Business Day of each month.  The Monthly Report shall contain the following information relating to the prior month (A) an analysis of the performance of the Trading Program over the prior month; and (B) the total assets under management using the same strategy or a similar strategy as the Flagship Fund, together with the total assets under management managed by the Trading Advisor.  Upon reasonable request by the Trading Entity, the Trading Advisor shall provide such relevant documents evidencing information contained in the Monthly Report.  In addition, the Trading Advisor shall provide the Trading Entity with a daily gross performance estimate for the Accounts by the following business day at 12:00 pm New York time.

The Trading Advisor shall utilize its best efforts to provide the Trading Entity with the same information the Trading Advisor provides to all investors of the Flagship Fund on or about the same date that it provides such information to the Flagship Fund investors.

For the purposes of this Agreement, “Business Day” means any day on which commercial banks and foreign exchange markets settle payments and are open for general business in New York.

(ii)               Reportable Events.  The Trading Advisor shall disclose to the Trading Entity as soon as reasonably practicable on becoming aware of any of the following:

(A)	the departure, death or declaration of incompetence due to a physical, mental or emotional condition of Michael Brandt, Peter Nolan, or Adil Nathani (each, a “Key Employee”);

(B)	the conviction of or pleading of nolo contendere by any of the Trading Advisor’s Key Employees of or to any felony crime involving fraud or dishonesty or any formal proceedings that are brought alleging that any such person committed any felony crime involving fraud or dishonesty;

(C)	the commencement of any proceedings, inquiries, investigations (other than routine or industry-wide (sweep) investigations), enforcement actions, reprimands or settlements by or with any regulatory authorities against the Trading Advisor or any Key Employee alleging any conduct that would constitute gross negligence, reckless or fraudulent conduct or a material violation of Applicable Law (as defined below);

(D)	if a regulator imposes sanctions on the Trading Advisor, the Flagship Fund or any Key Employee due to breach of any rule or regulation or other law or if an injunction is obtained against the Trading Advisor, the Flagship Fund or any Key Employee that (i) is based on allegations of the commission of a felony crime involving fraud or dishonesty or (ii) would have a materially adverse effect on the Trading Advisor’s ability to perform its services hereunder;

(E)	the bankruptcy or insolvency of the Trading Advisor or any Key Employee which, in the case of a Key Employee, would have a materially adverse effect on the Trading Advisor’s ability to perform its services hereunder;

(F)	any material adverse change in the financial condition of the Trading Advisor that would have a materially adverse effect on the Trading Advisor’s ability to perform its services hereunder; and

(G)	any material breach by the Trading Advisor of this Agreement.

(iii)              Should the Flagship Fund trigger a gate, suspend redemptions or suspend the calculation of its net asset value, the Trading Advisor shall inform the Trading Entity on or about the date that it informs the investors in the Flagship Fund.

(iv)              Access to Books and Records.  Upon reasonable notice to the Trading Advisor and at its own expense, the Trading Entity and its designees shall have the right to have access to the Trading Advisor’s offices during normal business hours in order to inspect any or all books and records related to the Trading Entity or the Flagship Fund (in each case, subject to such restrictions as the Trading Advisor may reasonably deem necessary or advisable so as to preserve the confidentiality of proprietary information with respect to clients and investors other than those who access the Trading Advisor through the Trading Entity).  Upon termination of this Agreement and upon reasonable request by the Trading Entity, the Trading Advisor will provide to the Trading Entity copies of any and all books and records relating to the Trading Entity maintained by the Trading Advisor and necessary for the Trading Entity, the Subsidiary or the Registered Fund to comply with any applicable governmental, regulatory and self-regulatory laws, rules or regulations.

(b)              Undertakings of the Trading Entity.

(i)               Reportable Events.The Trading Entity shall disclose to the Trading Advisor as soon as reasonably practicable (and subject to any applicable confidentiality obligations) on becoming aware of any of the following:

(A)            the termination of any investment management or investment advisory agreement between the Trading Entity, the Subsidiary or the Registered Fund, on the one hand, and Ramius, on the other hand;

(B)            the conviction of or pleading of nolo contendre by any of the Trading Entity’s, the Subsidiary’s or the Registered Fund’s officers and directors, or of Ramius of or to any felony crime involving fraud or dishonesty or any formal proceedings that are brought alleging that any such person committed any felony crime involving fraud or dishonesty that would have a materially adverse effect on the Trading Entity’s ability to perform its obligations hereunder;

(C)            the commencement of any proceedings, inquiries, investigations (other than routine or industry-wide (sweep) investigations), enforcement actions, reprimands or settlements by or with any regulatory authorities against the Trading Entity, the Subsidiary, the Registered Fund, or any of their respective officers and directors alleging any conduct that would constitute gross negligence, reckless or fraudulent conduct;

(D)            if a regulator imposes sanctions on the Trading Entity, the Subsidiary or the Registered Fund due to breach of any rule or regulation or other law or if an injunction is obtained against the Trading Entity, the Subsidiary or the Registered Fund;

(E)            the bankruptcy or insolvency of the Trading Entity, the Subsidiary, the Registered Fund or Ramius;

(F)            any material adverse change in the financial condition of the Trading Entity, the Subsidiary or the Registered Fund;

(G)            the termination, replacement or notice of resignation of the independent audit firm of any of the Trading Entity, the Subsidiary or the Registered Fund; and

(H)            any material breach by the Trading Entity of this Agreement.

2.                 Duties of the Trading Advisor.

(a)              Trading for the Trading Entity.  The Trading Advisor shall act as a trading advisor and will trade commodity interests for the Trading Entity pursuant to the terms and conditions of this Agreement.  If and when the Trading Entity makes an initial deposit in the Accounts, the Trading Entity will make an initial deposit of an amount sufficient to support a Trading Level (as defined below) of at least $[______] (in the aggregate) in the Accounts to be traded by the Trading Advisor.

The Trading Advisor shall conduct all of the Trading Entity’s trading activity through the Accounts.

The Trading Advisor and the Trading Entity agree that in managing the Trading Entity, the Trading Advisor shall, as far as reasonably and commercially practicable (taking into account the liquidity, transferability and minimum denominations of the assets as well as any relevant regulatory restrictions applicable to the investments in the Trading Entity communicated by the Trading Entity to the Trading Advisor), implement a customized trading strategy that is a blend of two strategies: (i) the 7.5% annualized target volatility version of the “QMS Financials Only Global Macro” strategy and (ii) the 10% annualized target volatility version of the “QMS Diversified Trend” strategy ((i) and (ii) each, a “QMS Program,” and together, the “QMS Programs”). The actual allocation of the Trading Entity to the strategy of each QMS Program will be provided to the Trading Advisor on a monthly basis and may vary in the sole discretion of the Trading Entity, provided, that, the allocation to the strategy of each QMS Program will not be less than 25% of the Trading Level (as defined below) of the Trading Entity. The Trading Entity shall be invested in the instruments and markets described in Schedule 1.  The Trading Advisor will seek to generate profits for the Accounts, but makes no assurance that the Accounts will be profitable or not incur losses.

The Trading Advisor shall have sole and exclusive authority and responsibility for directing the Trading Entity’s trading, subject to the Trading Entity’s authority to intervene or unwind trades (i) if the Trading Entity or its designees shall deem that doing so is necessary or advisable for the protection of the Trading Entity or (ii) to the extent necessary (a) to fund any distributions or withdrawals from the Trading Entity; (b) to pay the Trading Entity’s expenses; and/or (c) to comply with speculative position limits; provided, however, that prior to exercising any right to intervene or unwind pursuant to the foregoing clauses (ii)(a) or (ii)(b), the Trading Entity or its designees will provide the Trading Advisor with at least one (1) Business Day’s written notice.  The Trading Advisor shall have no liability for the results of any action of the Trading Entity in exercising its right to intervene or unwind a trade; provided that, upon reasonable notice from the Trading Entity that the Trading Advisor is to resume management of the Accounts, Section 14 shall apply to the Trading Advisor’s subsequent actions and omissions.

The Trading Advisor shall give the Trading Entity prior written notice of any proposed material change in a QMS Program or the manner in which trading decisions are to be made or implemented.  The addition and/or deletion of commodity interests from the Trading Entity’s portfolio managed by the Trading Advisor shall not be deemed a change in the Trading Advisor’s trading approach and prior written notice to the Trading Entity shall not be required therefore, except as set forth in Section 2(b) below.  The addition of or revision to a model or suite of models in a QMS Program, or the deletion of a model or suite of models from a QMS Program, shall not be considered a material change for purposes of this paragraph, in each case, if made in the ordinary course of business.

The Trading Advisor shall invest and reinvest the assets of the Trading Entity pursuant to the terms of this Agreement and shall discharge its obligations with respect to the Trading Entity (i) in accordance with all applicable governmental, regulatory and self-regulatory laws, rules and regulations (collectively, “Applicable Law”), including, if applicable, the CEA, (ii) in the best interest of the Trading Entity, without in any way dealing with the assets of the Trading Entity in the Trading Advisor’s own interest or for the Trading Advisor’s own account, and (iii) with the care, skill, prudence and diligence that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims and with the same care, skill, prudence and diligence that the Trading Advisor uses in managing the assets of any other account or entity (including its own proprietary accounts).

The Trading Advisor shall be entitled to rely on directions, instructions and other communications from the Trading Entity.

(b)               List of Commodity Interests Traded by the Trading Advisor.

As stated above, Schedule 1 attached hereto provides a complete list of types of commodity interests which are part of the QMS Programs.  When trading on the Trading Entity’s behalf, the Trading Advisor shall only trade in interests on such list (as amended pursuant to the immediately following sentence).  The addition of types of commodity interests available for investment by the Trading Entity pursuant to this Agreement shall require 10 business days’ prior written notice to the Trading Entity.  The Trading Entity may, in its sole discretion, waive the notice period in writing at the request of the Trading Advisor.

(c)           Capacity; Speculative Position Limits.

(i)            To the extent that the Trading Advisor’s trading is subject to speculative position limits or other comparable capacity limitations, the Trading Advisor agrees that it shall, for a period of 12 months beginning on the date of this Agreement, reserve for the Trading Entity a capacity equal to [______], such that the Trading Entity’s allocation to the Trading Advisor up to such amount would be unrestricted during such period.  The Trading Advisor also agrees to consult with the Trading Entity in the event that, notwithstanding the undertaking in the preceding sentence, the Trading Advisor believes that speculative position limits or comparable capacity restrictions may materially affect the Trading Advisor’s strategy on behalf of the Trading Entity.

(ii)            If the Trading Advisor (either alone or aggregated with the positions of any other person, if such aggregation shall be required by the CEA, the CFTC or any other regulatory authority having jurisdiction) shall exceed or be about to exceed applicable speculative position limits in any commodity interest traded for the Trading Entity, the Trading Advisor shall seek to allocate transaction orders equitably between the Accounts and the other accounts and clients the Trading Advisor manages.

(d)            No Authority to Invest Assets Other Than Commodity Interests.  The Trading Entity, and not the Trading Advisor, shall have the sole and exclusive authority and responsibility with regard to the investment, maintenance and management of the Trading Entity’s assets other than commodity interests.  For the avoidance of doubt, the Trading Advisor shall not trade in any “security” (as defined in Section 202(a)(18) of the Advisers Act) on behalf of the Trading Entity.

(e)            Trading Authorization.  Prior to the Trading Entity’s commencing operations, the Trading Entity shall deliver to the Trading Advisor a trading authorization in the form of Appendix A hereto appointing the Trading Advisor as an agent of the Trading Entity and attorney-in-fact for such purpose.

(f)            Delivery of Disclosure Documents and Reports.  The Trading Advisor shall, during the term of this Agreement, deliver to the Trading Entity copies of all disclosure documents and reports to investors, if any, prepared by the Trading Advisor or any agent of the Trading Advisor or the Flagship Fund and relating to the Flagship Fund on or about the date that it supplies such documents to investors in the Flagship Fund with the exception of documents prepared specifically at the request of or for the usage of an individual investor in the Flagship Fund. The Trading Entity and the Trading Advisor acknowledge that the information is confidential information for the purposes of Section 27 below.

(g)            Trade Reconciliations.  The Trading Advisor acknowledges its obligation to review its commodity interest positions on each Business Day.  All trades are monitored by the Trading Advisor through its trading function in order to minimize the occurrence of trades placed in error (“Trade Error”).  The Trading Advisor handles any Trade Error in the same manner as it handles all ordinary trades, i.e., the trades are allocated to the respective account(s) for each trade in accordance with the algorithm for allocation used by the Trading Advisor from time to time.  In the event of a Trade Error, it shall be a matter of the Trading Advisor’s discretion whether or not to retain that position but subject always to the Trading Advisor’s obligation to manage the Accounts in accordance with the terms of this Agreement.

(h)            Trade Information.  The Trading Advisor shall use reasonable efforts to provide trade information to Ramius and the Trading Entity’s administrator by electronic file by 5:00 p.m. Eastern Time on the date of any trade made on behalf of the Trading Entity.

(i)            No Guarantee of Profits.  The Trading Entity and Ramius specifically acknowledge that, in agreeing to manage the Trading Entity, the Trading Advisor is in no respect making any guarantee of profits or protections against loss.

(j)            Investment Activities; Trade or Business.  In carrying out its duties under this Agreement, the Trading Advisor shall have regard to any tax matter to which an investment advisor would give regard in the proper discharge of its duties and shall use all reasonable efforts to comply with any advice received from the Trading Entity which addresses steps that should be taken by it to limit the risk of the Trading Entity being treated as engaged in the conduct of a trade or business in the United States for purposes of the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) that are applicable to non-U.S. persons.  Without limiting the generality of the foregoing, the Trading Advisor agrees to use its reasonable best efforts to engage in transactions within the United States (including transactions effected through agents within the United States) with respect to commodity futures (including hedging transactions) involving the Trading Entity only if the commodity futures are of a kind customarily dealt in on an organized commodity exchange and if the transaction is of a kind customarily consummated at such place, within the meaning of Section 864(b) of the Code and the U.S. Treasury regulations promulgated thereunder.

(k)            Cross Transactions.  The Trading Advisor shall engage in cross transactions involving the Trading Entity only upon notice to, and the written consent of, the Trading Entity, which consent shall not be unreasonably withheld.

3.               Disclosures; Use of Name, Logo and/or Trademark.

(a)            Notwithstanding Section 25 hereof, the Trading Advisor agrees (i) that the Trading Entity, the Registered Fund, and their respective designees shall have the right to include in the Registered Fund’s registration statement on Form N-1A (“Registration Statement”), investor or prospective investor reports or other similar material (collectively with the Registration Statement, “Investor Materials”), and the Trading Advisor shall to the extent reasonably practicable provide, the name of and general description of the Trading Advisor and its portfolio managers, its trading performance and related disclosures and statistics, and such other information necessary to comply with any applicable governmental, regulatory and self-regulatory laws, rules or regulations, (ii) to otherwise reasonably cooperate with the Trading Entity, the Registered Fund, and their respective designees in providing documents reasonably necessary for the Registered Fund and the Trading Entity to prepare any Investor Materials and any documents filed pursuant to any applicable governmental, regulatory and self-regulatory laws, rules or regulations, (iii) to provide such other information to the Trading Entity, the Registered Fund, and their respective designees as they may reasonably request in connection with any due diligence or other investigation which may be conducted at any time and from time to time, and (iv) to provide the Trading Entity with a copy of the Trading Advisor’s Disclosure Document (if any) and Part 2 of its Form ADV (if any), and promptly provide the Trading Entity with a copy of any amendments or updates thereto.  If, after any Investor Materials shall have been filed, used or distributed, the Trading Advisor becomes aware of any materially untrue or, in light of the circumstances under which such statements are made, misleading statement of fact relating to the Trading Advisor or the QMS Programs, or any omission of a material fact relating to the Trading Advisor or the QMS Programs required to be stated, in any Investor Materials, the Trading Advisor shall promptly inform the Trading Entity and reasonably cooperate with the Trading Entity, the Registered Fund, and their respective designees in the preparation of any necessary amendments or supplements to any such Investor Materials.  None of the Trading Advisor, its affiliates and its and their respective principals, managers, members, partners, directors, officers, shareholders, employees, agents or other applicable representatives and controlling persons (collectively, the “Trading Advisor Affiliates”) shall use, publish, circulate, or distribute any Investor Materials or any related solicitation material nor engage in any marketing, sales or promotional activities in connection with the offering of shares in the Registered Fund, the Subsidiary or the Trading Entity, unless authorized to do so by the Trading Entity in writing.  Ramius, the Registered Fund, and the Trading Entity expressly agree that the Trading Advisor Affiliates shall have no responsibility for or liability arising from the content of any Investor Materials.

(b)              For so long as the Trading Advisor serves as trading advisor to the Trading Entity, Trading Advisor does not object to the Trading Entity, the Registered Fund and their respective designees using the name, logo or trademark(s) of the Trading Advisor.  For so long as the Trading Advisor serves as trading advisor to the Trading Entity, the Trading Entity, the Registered Fund and their respective designees may (with prior written approval by the Trading Advisor of the form of any such use) use the name, logo and/or trademark(s) of the Trading Advisor for the purpose of indicating that the Trading Advisor is trading assets on behalf of the Trading Entity including, but not limited to, in the Investor Materials.  Notwithstanding the foregoing, upon termination of this Agreement, the Trading Entity, the Registered Fund and their respective designees shall to the extent possible (i) promptly discontinue its use of the name, logo or trademark(s) of the Trading Advisor, except as necessary during the liquidation process, and (ii) cease any distribution of information and documentation to potential investors (relating to the Registered Fund or otherwise) which makes any reference to the Trading Advisor; provided that, if the name, logo or trademark(s) of the Trading Advisor is required by any applicable governmental, regulatory and self-regulatory laws, rules or regulations to be contained in Investor Materials following such termination, then the consent to use the name provided herein shall survive to the extent, and so long as, necessary for compliance with such law.

(c)               The Trading Advisor shall not use the name, logo or trademark(s) of the Trading Entity, the Subsidiary, the Registered Fund or any of their respective affiliates without the prior written consent of the Trading Entity.  In addition, the Trading Advisor shall not use any such name, logo or trademark(s) or any other information in any way that might be deemed to violate or cause the Trading Entity, the Subsidiary, the Registered Fund or any of their respective affiliates to be deemed to have violated the Securities Act of 1933, as amended, the rules and regulations thereunder or any other applicable governmental, regulatory and self-regulatory laws, rules or regulations.  Notwithstanding the foregoing, the Trading Advisor may include, from time to time, the name of the Trading Entity on a list of representative clients that the Trading Advisor or any affiliate may distribute to prospective investors in funds, products or services offered by the Trading Advisor or any affiliate thereof.

4.                  Initial Trading Level; Adjustment to the Trading Level.  The Trading Entity shall inform the Trading Advisor in writing of the initial “Trading Level”.  The Trading Level at any time shall equal the Net Asset Value (as defined in Appendix B) of the Accounts at that time plus Notional Funds allocated at that time.  “Notional Funds” means amounts allocated to the Trading Advisor for trading purposes even though such amounts are not deposited in the Accounts.  If the Trading Entity withdraws cash or assets from the Accounts or deposits cash or assets into the Accounts, such withdrawal or deposit shall not increase or decrease the Trading Level unless the Trading Entity delivers an Adjustment Notice to the Trading Advisor as described below.  A withdrawal or deposit that is not made in conjunction with an Adjustment Notice shall be deemed an increase or decrease, as appropriate, in Notional Funds.  For the avoidance of doubt, the Net Asset Value of the Accounts shall increase or decrease as a result of investment performance.

In addition to increases or decreases in Trading Level as a result of investment performance, the Trading Level may be increased or decreased by the Trading Entity.  The Trading Entity will promptly notify the Trading Advisor, by facsimile, email or by telephone with a prompt written confirmation, of any such increase or decrease in Trading Level (the “Adjustment Notice”) in advance of implementing any changes to the Accounts resulting from such Adjustment Notice, not to be less than one (1) Business Day.   Following receipt of an Adjustment Notice, the Trading Advisor shall reflect the relevant adjustment pursuant to the Trading Advisor’s standard process for reflecting trading level changes in its internal systems as soon as reasonably practicable but in no event later than one (1) Business Day following the receipt of the Adjustment Notice.  Notwithstanding the foregoing, if the necessary adjustments are not possible because of Market Illiquidity then such adjustment shall be effected as soon as reasonably possible following the removal of the Market Illiquidity.  “Market Illiquidity” on any Business Day is the occurrence of any circumstances beyond the control of the Trading Advisor that prevents the Trading Advisor from effecting the close-out of any open positions, the liquidation of any assets or the termination or variation of any hedge for the purposes of funding a withdrawal on any local market or exchange for any reason whatsoever, including without limitation for reasons relating to operating hours of such market or exchange.

5.                Trading Advisor Independent.

(a)             For all purposes of this Agreement, the Trading Advisor shall be deemed to be an independent contractor, shall have no authority to act for or represent the Trading Entity in any way (except as specifically provided herein) and shall not otherwise be deemed to be an agent of the Trading Entity.  Nothing contained herein shall create or constitute the Trading Advisor or any other trading advisor for the Trading Entity as a member of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, nor shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of any other.  The parties acknowledge that the Trading Advisor has not been an organizer or promoter of the Trading Entity.

(b)              The parties acknowledge that this Agreement does not appoint the Trading Advisor as, and the Trading Advisor shall not be deemed to be, the “manager” of the Trading Entity for purposes of the Delaware Limited Liability Company Act.

6.                 Commodity Broker; Floor Brokers

(a)           Clearing of All Trades.

(i)            Except as provided in Section 6(d), the Trading Advisor shall clear orders for all commodity interest transactions for the Trading Entity through such commodity broker or brokers as the Trading Entity shall designate from time to time in its sole discretion.  Currently, the Trading Entity has so designated the FCM and, in particular, the Futures Account for FCM Assets and the FX Account for FX Assets.  In the event that the Trading Entity designates a new or different FCM for either FCM Assets or FX Assets, then the Trading Entity shall provide five (5) Business Days’ prior written notice to the Trading Advisor of such change.  Currently, the Trading Advisor executes futures and FX Assets through the FCM, and may trade on a “give up” basis through other floor brokers, give-up brokers, prime brokers, dealers or other executing entities or facilities (collectively, “executing brokers”) not affiliated with the FCM.  The current list of executing brokers is set forth on Appendix C hereto. The Trading Advisor shall have the authority to add the Futures Account to its umbrella give-up agreements with executing brokers.  The Trading Advisor will provide the Trading Entity with five days’ written notice prior to commencing trading with any new executing broker not previously notified to the Trading Entity. The Trading Advisor shall have the authority to add the Futures Account to its umbrella give-up agreements with executing brokers.  The Trading Advisor shall not, with respect to transactions effected for the Trading Entity, use the Trading Advisor or any affiliated person (as defined in Section 2(a)(3) of the 1940 Act) of the Trading Advisor as an executing broker or a counterparty.  The Trading Advisor shall receive copies of all daily and monthly brokerage statements for the Trading Entity directly from the FCM.

(ii)            The Trading Entity will be subject to round turn commission rates as determined from time to time by the FCM.

(iii)            The Trading Advisor agrees that in the placement of the Trading Entity’s orders with the FCM it will utilize a fair, equitable and reasonable order entry and execution system.

(iv)            Neither party to this Agreement shall assume any responsibility for the actions or omissions of any FCM selected by the Trading Entity so long as such party’s conduct does not constitute disabling conduct (as defined in Section 14).

(b)             The Trading Advisor acknowledges that the Accounts shall be subject to the brokerage commissions, administrative fees and costs, floor brokerage, “give-up” fees and certain other transaction costs charged by any floor broker.

(c)              Best Execution. The Trading Advisor will seek to obtain best execution for the Trading Entity.

7.                Management Fee.  The Trading Entity shall pay the Trading Advisor a management fee as described in Appendix B.

8.                Incentive Fee.  The Trading Entity [      ].

9.               Certain Compliance Matters.  The Trading Advisor shall use its reasonable best efforts to cooperate with instructions given to the Trading Advisor by the Trading Entity to satisfy any compliance requirements that arise under any applicable governmental, regulatory and self-regulatory laws, rules or regulations, including any that may arise because the Registered Fund is registered under the 1940 Act and has elected to be a “regulated investment company” under the Code.

10.            Term and Termination.

(a)            Term.  This Agreement shall become effective on the date hereof and shall remain in full force for the two-year period from the effective date hereof unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only for so long as such continuance is specifically approved as least annually by the board of trustees of the Registered Fund in accordance with the 1940 Act.

(b)            Termination.  This Agreement shall automatically terminate (i) in the event of its assignment (as defined in the 1940 Act) or (ii) upon the dissolution and winding up of the Trading Entity.  This Agreement may be terminated (i) by the Trading Entity upon thirty days’ prior written notice without the payment of any penalty in its sole discretion (for any reason or no reason and with immediate effect), it being understood that the Trading Entity may without limitation effect such termination by action of the board of trustees of the Registered Fund or by vote of a majority of the outstanding voting securities of the Registered Fund; or (ii) by the Trading Advisor on sixty (60) days’ written notice to the other party; or (iii) by either party upon ten (10) days’ prior written notice following the occurrence of a material breach of the Agreement by the other party provided that if such breach is capable of being remedied then such termination shall occur following a reasonable cure period if such breach has not been cured.

(c)            Upon termination, the Trading Advisor (i) shall be entitled to receive all fees accrued up to the day in which the Accounts have been fully liquidated or transferred to another party following the settlement of all outstanding transactions but shall not be entitled to compensation in respect of such termination; and (ii) shall, upon receipt of written instructions from the Trading Entity, either (a) as soon as reasonably practicable completely liquidate the Accounts or (b) cease to have any authority to act on the Trading Entity’s behalf.

11.            Right to Advise Others; Uniformity of Acts and Practices.  During the term of this Agreement, the Trading Advisor, its affiliates and their respective owners, principals, directors, officers, employees, representatives or controlling persons (the “Trading Advisor Parties”) shall, subject to the applicable requirements of Section 17 of the 1940 Act and applicable fiduciary duties, be free to advise other investors as to the purchase and sale of commodity interests, to manage and trade other investors’ commodity interests accounts and to trade for and on behalf of their own proprietary commodity interests accounts.  However, under no circumstances shall any Trading Advisor Party intentionally favor on an overall basis any commodity interests account directed by any of them (regardless of the date on which they began or shall begin to direct such account) over the Trading Entity.  When the Trading Advisor deems the purchase or sale of financial instruments to be in the best interests of the Trading Entity and of other clients of the Trading Advisor, the Trading Advisor may aggregate the financial instruments to be purchased or sold. In such event, allocation of the financial instruments purchased or sold, as well as expenses incurred in the transaction, shall be made in accordance with the Trading Advisor’s Aggregation and Allocation of Orders Policy, and in a manner which the Trading Advisor reasonably considers to be the fair and equitable to all clients, including the Trading Entity.  The Trading Advisor shall inform the Trading Entity promptly of any changes to the Aggregation and Allocation or Orders Policy in effect on the date hereof, and shall provide a copy of such policy from time to time (as then in effect) upon reasonable request by the Trading Entity.

12.            Representations and Warranties.
(a)            The parties hereto hereby represent and warrant to each other as follows:

(i)            Such party is an entity duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization and in good standing in each other jurisdiction in which the nature or conduct of its business requires such qualification and the failure to be duly qualified would materially affect such party’s ability to perform its obligations under this Agreement.

(ii)            Such party has full power and authority to perform its obligations under this Agreement.

(iii)            This Agreement has been duly and validly authorized, executed and delivered on behalf of such party and constitutes a valid, binding and enforceable agreement of such party in accordance with its terms.

(iv)            Such party has all federal, state and, in the case of the Trading Advisor, non-U.S. governmental, regulatory and commodity exchange licenses and approvals and has effected all filings and registrations with federal, state and, in the case of the Trading Advisor, non-U.S. governmental and regulatory agencies required to conduct its business and to act as described herein or required to perform its obligations hereunder, and the performance of such obligation will not violate or result in a breach of any provision of such party’s constituent documents or any agreement, instrument, order, law or regulation binding on such party.

(v)            The execution and delivery of this Agreement, the incurrence of the obligations set forth herein and the consummation of the transactions contemplated herein will not constitute a breach of, or default under, any instrument by which such party is bound or any order, rule or regulation applicable to such party of any court or any governmental body or administrative agency having jurisdiction over such party.

(vi)            Other than as has been disclosed in writing to the other party hereto by such party, there is not pending or, to such party’s actual knowledge, threatened any action, suit or proceeding before or by any court or other governmental body to which such party is a party, or to which any of the assets of such party is subject, which might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, business or prospects of such party.  Such party has not received any notice of an investigation or warning letter from the National Futures Association (“NFA”) or the CFTC regarding non-compliance by such party with the CEA or the regulations thereunder.

(b)            The Trading Advisor hereby represents and warrants to the Trading Entity as follows:

(i)            The Trading Advisor is registered as a commodity trading advisor under the CEA and as an investment adviser under the Advisers Act.

(ii)            The Trading Advisor agrees to maintain effective all material registration, authorizations and licenses required for the performance of its duties hereunder.

(iii)            The Trading Advisor does not have any arrangements or relationships, and it will not establish or maintain any such arrangements or relationships, with the FCM pursuant to which the Trading Advisor is or may become entitled to receive any portion of the commissions or fees paid by Trading Entity.

(iv)            No information provided by the Trading Advisor to the Trading Entity, the Registered Fund or any of their respective designees for use in Investor Materials shall, at the time such information is so provided and/or used, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

(v)            The Trading Advisor will comply with its Code of Ethics (“COE”) and will deliver any amendments to its COE promptly to the Trading Entity.  In addition, the Trading Advisor shall, upon request of the Trading Entity, no less frequently than annually, furnish to the board of directors of the Registered Fund a written report that:

a)            describes any material issues arising under the COE or procedures since the last report to such board of directors, including, but not limited to, information about material violations of the COE or procedures and sanctions imposed in response to the material violations; and

b)            certifies that Trading Advisor has adopted procedures reasonably necessary to prevent its access persons from violating the COE .

(c)            The Trading Entity hereby represents and warrants to the Trading Advisor as follows:

(i)            The Trading Entity acknowledges receipt of all disclosure documents required to be delivered by the Trading Advisor Parties pursuant to the applicable CEA or the rules of the NFA and of the Trading Advisor’s Form ADV Part 2 (if any).

(ii)            It is or will be a qualified eligible person (“QEP”), as that term is defined in Rule 4.7 of the CEA, prior to the funding of the Accounts based on the Trading Entity being owned solely by persons that are QEPs or on other bases.

(iii)            It hereby consents to the treatment of the Trading Entity as an exempt account under Rule 4.7 of the CEA.

(iv)            It is not required to be a member of the NFA.

(v)            The Registration Statement pursuant to which the Registered Fund’s interests will be offered and any other information distributed to investors or prospective investors in the Registered Fund by or on behalf of the Registered Fund in connection with the sale of interests in the Registered Fund will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, or omit to state any material information required to be disclosed therein under the CEA, the 1933 Act, and the rules promulgated thereunder; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trading Entity by the Trading Advisor or its agents, including, without limitation, all references to the Trading Advisor, controlling persons, shareholders, partners, directors, officers and employees, as well as to such Trading Advisor’s trading approach, the QMS Programs and performance history.  The documents and instruments governing the Trading Entity permit the Trading Entity to invest in and own the instruments listed on Schedule 1.

(vi)            The Registered Fund and its designee, which is not the Trading Advisor, shall be responsible for compliance with, and will comply with, the USA Patriot Act and related anti-money laundering regulations with respect to the Registered Fund and its investors.  In connection with the Registered Fund’s anti-money laundering and know-your-customer policies and procedures, the Trading Entity undertakes to provide the Trading Advisor with such information and documentation relating to the Registered Fund as reasonably requested by the Trading Advisor from time to time.  The Trading Entity further undertakes to provide the Trading Advisor with any further anti-money laundering or know-your-customer documentation the Trading Advisor reasonably may request from time to time.

(d)              The foregoing representations and warranties shall be continuing during the entire term of this Agreement and, if at any time, any event shall occur which would make any of the foregoing representations and warranties of any party no longer true and accurate, such party shall promptly notify the other party.

13.              Entire Agreement.  This Agreement constitutes the entire agreement between the parties hereto with respect to the matters referred to herein, and no other agreement, verbal or otherwise, shall be binding as between the parties unless it shall be in writing and signed by the party against whom enforcement is sought.

14.              Limitation of Liability and Indemnification.

The Trading Advisor Parties shall not be liable to any other Party or the Trading Entity for any acts or omissions, or any error of judgment or for any Losses suffered by them howsoever arising out of the services being provided hereunder in the absence of disabling conduct (as defined below).

The Trading Entity shall indemnify, defend and hold harmless the Trading Advisor Parties from and against any and all losses, claims, damages, liabilities (joint and several), costs and expenses (including any reasonable investigatory, legal and other expenses incurred in connection with, and any amounts paid in, any settlement; provided that the Trading Entity shall have approved such settlement) resulting from a demand, claim, lawsuit, action or proceeding relating to any of such person’s actions or capacities relating to the business or activities of the Trading Entity pursuant to this Agreement; provided that the conduct of such person which was the subject of the demand, claim, lawsuit, action or proceeding did not constitute willful misfeasance, bad faith, gross negligence, reckless disregard of such person’s obligations and duties hereunder or a material breach of this Agreement (such conduct, “disabling conduct”).  The termination of any demand, claim, lawsuit, action or proceeding by settlement shall not, in itself, create a presumption that the conduct in question was not undertaken in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Trading Entity.

The Trading Advisor shall indemnify, defend and hold harmless the Trading Entity, its affiliates and their respective directors, officers, employees, representatives and controlling persons (“Trading Entity Parties”) from and against any and all losses, claims, damages, liabilities (joint and several), costs and expenses (including any reasonable investigatory, legal and other expenses incurred in connection with, and any amounts paid in, any settlement; provided that the Trading Advisor shall have approved such settlement) resulting from a demand, claim, lawsuit, action or proceeding relating to any action or omission of any of the Trading Advisor Parties that both (i) arises out of the business or activities of such person under this Agreement or relates to the management of the Trading Entity and (ii) constitutes disabling conduct. The foregoing agreements of indemnity shall be in addition to, and shall in no respect limit or restrict, any other remedies which may be available to an indemnified party.

In the event that a person entitled to indemnification under this Section 14 is made a party to an action, suit or proceeding alleging both matters for which indemnification may be due hereunder and matters for which indemnification may not be due hereunder, such person shall be indemnified only in respect of the former matters.

Promptly after receipt by any of the indemnified parties under this Agreement of notice of any demand, claim, lawsuit, action or proceeding, the indemnified party shall notify the indemnifying party in writing of the commencement thereof if a claim in respect thereof is to be made under this Agreement.  The omission to so notify shall not relieve the indemnifying party from any obligation or liability which it may have to any such indemnified party under this Section 14, except to the extent that the indemnifying party is materially prejudiced thereby.  In the event that such demand, claim, lawsuit, action or proceeding is brought against a person indemnified under this Agreement, and the indemnified party is notified of the commencement thereof, the indemnifying party shall be entitled to participate therein, at its own expense, and, to the extent that the indemnifying party may wish, to assume the defense thereof, with counsel selected by the indemnifying party and approved by the indemnified person (provided that approval may not be unreasonably withheld), and after notice from the indemnifying party to such indemnified person of the indemnifying party’s election to assume the defense thereof, the indemnifying party shall not be liable to such person under this section for any legal or other expenses subsequently incurred by such person in connection with the defense thereof.

U.S. federal securities laws impose liabilities under certain circumstances on persons who act in good faith and nothing herein shall constitute a waiver of or limitation on any right which the Trading Entity Parties may have under any applicable securities laws.

15.            Amendment.  This Agreement shall not be amended except by a writing signed by the parties hereto.

16.            Severability.  If any provision of this Agreement, or the application of any provision to any person or circumstance, shall be held to be inconsistent with any present or future law, ruling, rule or regulation of any court or governmental or regulatory authority having jurisdiction over the subject matter hereof, such provision shall be deemed to be rescinded or modified in accordance with such law, ruling, rule or regulation, and the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it shall be held inconsistent, shall not be affected thereby.

17.            Notices.  Any notice required or desired to be delivered under this Agreement shall be in writing and shall be (a) delivered in person, (b) sent by first class certified or registered mail, (c) sent by overnight courier, in each case properly posted and fully prepaid to the appropriate address set forth below, or (d) sent by facsimile or e-mail.  Notices will be considered to have been given at the time of actual delivery in person, three (3) business days after deposit in the mail as set forth above, one (1) day after delivery to an overnight courier service, upon confirmation that the facsimile transmission has been successful by the transmission report denoting “OK” or any similar notation or on production of an e-mail receipt from the recipient to the sender that indicates that the e-mail was sent to the e-mail address of the recipient and has been opened by the recipient.  However, a notice given in accordance with the above but received on a day which is not a business day or after business hours in the place of receipt will only be deemed to be given on the next business day in that place.  Notices shall be addressed as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

if to the Trading Entity:

Ramius Trading Strategies MF Ltd
c/o Ramius Trading Strategies LLC
599 Lexington Avenue
New York, New York 10022
Attn: Nadine Haidar
Nhaidar@ramius.com

with a copy to:

Ramius LLC
599 Lexington Avenue
New York, New York 10022
Attn: Michael Benwitt
Michael.Benwitt@cowen.com

if to the Trading Advisor:

QMS Capital Management LP
240 Leigh Farm Rd.
Suite 230
Durham, NC 27707
Attention: William Schwartz
Telephone: 919-493-3211
Facsimile: 919-882-9157
bill.schwartz@qmscapital.com

18.            Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

19.            Consent to Jurisdiction.  The parties hereto agree that any action or proceeding arising directly, indirectly or otherwise in connection with, out of, related to or from this Agreement, any breach hereof or any transaction covered hereby, shall be resolved, whether by arbitration or otherwise, within the County of New York, City of New York and State of New York.  Accordingly, the parties consent and submit to the jurisdiction of the federal and state courts and any applicable arbitral body located within the County of New York, City of New York and State of New York.  The parties further agree that any such action or proceeding brought by either party to enforce any right, assert any claim or obtain any relief whatsoever in connection with this Agreement shall be brought by such party exclusively in federal or state courts, or if appropriate before any applicable arbitral body, located within the County of New York, City of New York and State of New York.

20.            Survival.  The provisions of this Agreement shall survive the termination hereof with respect to any matter arising while this Agreement shall be in effect.  In addition, the provisions regarding indemnification set forth in Section 14, the provisions regarding confidentiality set forth in Section 25, the obligations in the last sentence of Section 1(a)(iv) to provide books and records and any consent granted pursuant to the proviso in the last sentence of Section 3(b) shall survive the termination of this Agreement indefinitely.

21.            Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall, however, together constitute one and the same document.  Facsimile signature pages shall have the same binding force and effect as original copies.

22.            No Waiver.

(a)            No failure or delay on the part of a party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  Failure on the part of a party to complain of any act of the other or to declare the other in default under this Agreement, irrespective of how long such failure continues, shall not constitute a waiver by such party of its rights with respect to such default until the applicable statute-of-limitations period has run.  No waiver of any provision of this Agreement shall be implied from any course of dealing between the parties hereto or from any failure by either party hereto to assert its rights hereunder on any occasion or series of occasions.

(b)            Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.

23.            Rules of Interpretation.  In this Agreement, unless inconsistent with the context or the contrary intention appears, a reference to:

(a)            “may” shall be construed as permissive;

(b)            a “notice” means written notice unless otherwise stated;

(c)            “shall” shall be construed as imperative;

(d)            the singular includes the plural and vice versa;

(e)            the masculine includes the feminine and neuter respectively;

(f)            writing includes typewriting, printing, lithography, photography and other modes of representing or reproducing words in a legible and non-transitory form;

(g)            any reference to a law, agreement or a document shall be deemed also to refer to any amendment, supplement or replacement thereof;

(h)            whenever this Agreement refers to a number of days, such number shall refer to calendar days unless such reference specifies business days;

(i)            the term “and/or” is used herein to mean both “and” as well as “or.”  The use of “and/or” in certain contexts in no respects qualifies or modifies the use of the terms “and” or “or” in others.  “Or” shall not be interpreted to be exclusive, and “and” shall not be interpreted to require the conjunctive — in each case, unless the context otherwise requires;

(j)            the terms “include” and “including” are to be construed as non-exclusive (so that, by way of example and for the avoidance of doubt, “including” shall mean “including without limitation”);

(k)            whenever it is provided or contemplated herein that a party is to determine or decide any matter, such party shall do so in its sole and absolute discretion, unless otherwise expressly provided herein;

(l)            in addition to the authority granted to the Trading Entity pursuant to this Agreement, the Trading Entity may, but shall have no obligation to, take any action that the Trading Entity deems necessary or advisable to ensure that the Trading Entity is not in violation of law or in breach of any contractual provisions;

(m)            the table of contents to and the headings in this Agreement are for convenience of reference only and are to be ignored in construing this Agreement;

(n)            no provision of this Agreement shall be construed in favor of or against any person by reason of the extent to which any such person, its affiliates, or their respective employees or counsel participated in the drafting thereof; and

(o)            in the event of any inconsistency between the provisions of this Agreement and the constituent documents of the Trading Entity, the parties shall determine on a commercially reasonable basis which provisions shall control.

24.            Binding Effect; Benefit.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, all persons indemnified hereunder and their respective estates, custodians, executors, administrators, legal representatives, heirs and permitted assigns, successors and transferees.

25.            Confidentiality.

(a)            The parties hereto each acknowledge that the business and assets of the Trading Entity Parties and the Trading Advisor Parties are confidential and involve a wide range of proprietary information, including trade secrets and financial or commercial information.

(b)            All information with respect to a party (including investment and trading) activities and assets shall be presumed confidential and proprietary.  Each party covenants that it has and it shall at all times keep confidential and not, directly or indirectly (i) disclose, divulge, furnish or make accessible to anyone, or (ii) use in any manner that is not consistent with its obligations under this Agreement or that would be adverse to the interests of the other party, any confidential or proprietary information to which the former party has been or shall become privy relating to the business or assets of the other party except with the prior written approval of the other party or except for information that is otherwise publicly available (other than information made publicly available by breach of this contract), required to be disclosed by law or requested by a regulator or other governmental authority.  Each party may, however, share such information with such party’s service providers, accountants and attorneys (“Permitted Confidants”); provided that the Permitted Confidants undertake to hold such information strictly confidential to the same extent set forth herein, and not in any manner or respect to use any of such information for their personal gain.

26.            CFTC Notice.  PURSUANT TO AN EXEMPTION FROM THE CFTC IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS AGREEMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE CFTC.  THE CFTC DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE.  CONSEQUENTLY, THE CFTC HAS NOT REVIEWED OR APPROVED THE TRADING ADVISOR’S TRADING PROGRAM OR THIS AGREEMENT.

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IN WITNESS WHEREOF, this Agreement has been executed for and on behalf of the undersigned on the day and year first written above.

RTS QMS TE LLC
By: Ramius Trading Strategies MF Ltd,
as its member manager

By:
Name:
Title:

QMS CAPITAL MANAGEMENT LP
BY: QMS CAPITAL ADVISORS LLC, ITS GENERAL PARTNER

By:
Name:
Title:

SCHEDULE 1

Instruments and Markets traded by the Trading Advisor (as may be amended from time to time by the Trading Advisor pursuant to Section 2(b) of the Agreement)

S-1-1

APPENDIX A

COMMODITY TRADING AUTHORITY

QMS Capital Management LP (“Trading Advisor”)
240 Leigh Farm Rd.
Suite 230
Durham, NC 27707

Attention: William Schwartz

Dear Trading Advisor:

RTS QMS TE LLC (the “Trading Entity”) does hereby make, constitute and appoint you as its attorney-in-fact to buy and sell futures contracts for commodities, fixed income, and equity indices, and over-the-counter foreign currency contracts, rights pertaining there to and engage in all activities incident thereto in accordance with the Advisory Agreement between us.

Very truly yours,
RTS QMS TE LLC
By: Ramius Trading Strategies MF Ltd,
as its member manager

By:
Name:
Title:

Dated as of [●], 2015

A-1

APPENDIX B

FEES

APPENDIX C

EXECUTING BROKERS